As filed with the U.S. Securities and Exchange Commission on October 10, 2012

Securities Act File No. 33-______

Investment Company Act File No. 811-______

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM N-2

 (CHECK APPROPRIATE BOX OR BOXES)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	Pre-effective Amendment No.
☐	Post-effective Amendment No.
☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐	Amendment No.

SHARESPOST 100 FUND LLC

(Exact name of Registrant as specified in Charter)

1150 Bayhill Drive

San Bruno, California 94066

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:

(800) 279-7754

Sven Weber

c/o SP Investments Management, LLC

1150 Bayhill Drive

San Bruno, California 94066

(Name and Address of Agent for Service)

Copies to:

Daniel I. DeWolf, Esq.

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

The Chrysler Center

666 Third Avenue

New York, New York 10017

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective:
☐ when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	AMOUNT BEING REGISTERED	PROPOSED MAXIMUM OFFERING PRICE PER UNIT	PROPOSED MAXIMUM AGGREGATE OFFERING AMOUNT*	AMOUNT OF REGISTRATION FEE
Units of Limited Liability Company Interests	25,000,000 Units	$20.00	$500,000,000.00	$68,200.00

* Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this Registration Statement under the Securities Act on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

PRELIMINARY PROSPECTUS

SUBJECT TO COMPLETION

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT USE THIS PROSPECTUS TO SELL SECURITIES UNTIL THE REGISTRATION STATEMENT CONTAINING THIS PROSPECTUS, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SHARESPOST 100 FUND LLC

Units of Limited Liability Company Interests

SharesPost 100 Fund LLC (the “Fund”, “SPO100”, “we”, “us”) is a recently formed Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company.

The Fund’s principal investment objective is capital appreciation. The Fund’s investment program is designed to invest in certain companies primarily comprising the SharesPost 100, a group of companies (the “SharesPost 100”) selected and maintained by SharesPost, Inc., a Delaware corporation (“SharesPost”). SharesPost owns and operates a private capital markets trading platform on which institutional and high net worth investors are able to purchase and sell the securities of private growth companies. The Fund attempts to fulfill its investment objective by investing in the securities of companies primarily comprising the SharesPost 100 (“SPO100 Companies”), subject to the Fund’s ability to identify and acquire such securities on acceptable terms. See “Certain Risk Factors.”

This Prospectus applies to the offering of units of limited liability company interests of the Fund (the “Units”). The Units will be offered at a price equal to $20.00 per Unit on the initial date on which Units are sold (the “Initial Closing Date”) and, thereafter, at the current net asset value per Unit on any subsequent date on which Units are sold (each, a “Subsequent Closing Date”), or at such other price as determined, from time to time, by the Placement Agent (as defined below), which can be at a premium or a discount to the net asset value per Unit, as described more fully herein. The Fund has registered $500 million in Units for sale under the registration statement to which this Prospectus relates (the “Offering”). No person who is admitted as a member of the Fund (“Member”) will have the right to require the Fund to redeem or repurchase any Units. The Offering shall terminate upon the earlier of (i) the sale of all of the Units and (ii) two years from the effective date of this Prospectus.

If you purchase Units of the Fund, you will become bound by the terms and conditions of the limited liability company agreement of the Fund (the “LLC Agreement”). A copy of the LLC Agreement has been filed as an exhibit to this Prospectus with the U.S. Securities and Exchange Commission (the “SEC”).

i

The Units are registered under the Securities Act of 1933, as amended (the “Securities Act”), and therefore may be resold by Members without regard to a minimum holding period. The Units will not initially be listed on any securities exchange, but resales of Units will be facilitated by the SharesPost alternative trading system (referred to in this Prospectus as the “SharesPost Trading Platform”) and the Fund reserves the right to list the Units on a securities exchange at any time in the future. The SharesPost Trading Platform was registered as an alternative trading system by SharesPost Financial Corporation, a California corporation (“SharesPost Financial”), under Regulation ATS of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). After the initial offering of Units, Members will have the opportunity to offer their Units for resale on the SharesPost Trading Platform and have such opportunities made visible to other potential investors. The opportunity for liquidity in Units represents an important advantage of the Fund over traditional, illiquid private venture and secondary funds. The SharesPost Trading Platform is a nascent trading environment and there can be no assurance that a Member, however, will be able to find a buyer for the Member’s Units at the time the Member wishes to sell such Units. In addition, access to the SharesPost Trading Platform for resales of Units may be, from time to time, restricted by the Fund’s investment adviser, SP Investments Management, LLC (the “Investment Adviser”), and/or SharesPost Financial for the purpose of compliance with the securities laws, in response to market conditions in the securities markets, or otherwise. The Units are also subject to certain restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement of the Fund. As a result, Members may be subject to periods of illiquidity during which they may not be able to sell or otherwise liquidate Units. Units are not redeemable. Although the Fund may offer to repurchase Units from time to time, the Fund will not be required to repurchase Units at a Member’s option nor will Units be exchangeable for units, interests or shares of any other fund. The Units are appropriate only for those investors who can tolerate a high degree of risk. See “Certain Risk Factors.”

The SharesPost 100 should not be viewed as an index, but a selection of issuers in which the Fund will seek to make investments. The Fund’s performance will therefore not necessarily replicate the performance of any particular composite measurement of the stock performance of some or all issuers included in the SharesPost 100. There may be reasons why a particular SharesPost 100 issuer is not included in the Fund’s portfolio, including, without limitation: limited availability of shares for purchase, and the Investment Adviser’s analysis of the appropriateness of particular securities of SharesPost 100 issuers as investments for the Fund. Conversely, the Fund may, however, invest in securities of issuers other than those included in the SharesPost 100. The Investment Advisor expects that at least 85% of the Fund’s equity investments will be among the names included in the SharesPost 100.

This Prospectus, and any accompanying prospectus supplement, contains important information about us that a prospective investor should know before investing in our Units. Please read this Prospectus, and any accompanying prospectus supplement, before investing and keep it for future reference. We will file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information will be available free of charge by contacting us on our website at http://www.spinvestments.com or by mail at 1150 Bayhill Drive, San Bruno, CA 94066, or by telephone at (800) 279-7754. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this Prospectus, and you should not consider that information to be part of this Prospectus.

ii

Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Total(1)
Offering Amount(1)	$500,000,000
Proceeds to the Fund(2)	$500,000,000

The Fund’s placement agent is SharesPost Financial Corporation.

The date of this Prospectus is               , 2012.

(1)	SharesPost Financial acts as the placement agent (the “Placement Agent”) of the Units on a best-efforts basis at a price equal to $20.00 per Unit on the Initial Closing Date and, thereafter, at the current net asset value per Unit on any Subsequent Closing Date, or at such other price as determined, from time to time, by the Placement Agent, which can be at a premium or a discount to the net asset value per Unit, as described more fully herein. The Fund may also distribute Units through other brokers or dealers. There is no minimum investment in the Fund. Monies received from prospective investors in advance of the Initial Closing Date will be held in a non-interest-bearing escrow account until such time as the Investment Adviser believes the investment program for the Fund can be implemented, but in no event will such monies be held for longer than ninety (90) days. Subsequent to the Initial Closing Date, pending investment in the Fund, the proceeds of the continuous offering will be transferred to the Fund’s Custodian by the Escrow Agent of the Fund (each as defined below). After each serial closing, the balance in such custodial account, including any interest earned, will be invested pursuant to the Fund’s investment policies. Any interest accrued in such account will be for the benefit of all Members and not any particular Member. See “Subscription for Units.”

(2)	Assumes sale of all Units currently registered at the net asset value. The Units are offered at a net asset value per Unit of $20.00 on the Initial Closing Date and, thereafter, at the current net asset value per Unit on each Subsequent Closing Date, or at such other price as determined, from time to time, by the Placement Agent, which can be at a premium or a discount to the net asset value per Unit, as described more fully herein.

Prospective investors should not construe the contents of this Prospectus as legal, tax, financial, or other advice. Each prospective investor should consult with his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

Prospective investors should refer to the risk factors under the section entitled “Certain Risk Factors” prior to making an investment in the Fund.

These securities are subject to certain restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement of the Fund.

iii

No broker-dealer, salesperson or other person is authorized to give an investor any information or to represent anything not contained in this Prospectus. As a prospective investor, you must not rely on any unauthorized information or representations that anyone provides to you. This Prospectus is an offer to sell or a solicitation of an offer to buy the securities it describes, but only under the circumstances and in jurisdictions where and to persons to which it is lawful to do so. The information contained in this Prospectus is current only as of the date of this Prospectus.

SUMMARY

This is only a summary and does not contain all of the information that a prospective investor should consider before investing in SharesPost 100 Fund LLC (the “Fund”, “SPO100”, “we”, or “us”). Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this Prospectus and the terms and conditions of the Fund’s limited liability company agreement (the “LLC Agreement”), which should be retained by any prospective investor.

The Fund	SPO100 is a newly formed Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund is offering units of limited liability company interest of the Fund (the “Units”). The Fund’s Units are registered under the Securities Act of 1933, as amended (the “Securities Act”).

The Fund’s investment program is designed to invest in certain companies primarily comprising the SharesPost 100, a group of companies (the “SharesPost 100”) selected and maintained by SharesPost, Inc., a Delaware corporation (“SharesPost”). SharesPost owns and operates a private capital markets trading platform on which institutional and high net worth investors are able to purchase and sell the securities of private growth companies (the “SharesPost Trading Platform”). The SharesPost Trading Platform was registered as an alternative trading system by SharesPost Financial Corporation, a California corporation (“SharesPost Financial”), under Regulation ATS of the Securities Exchange Act of 1934, amended (the “Exchange Act”).

The SharesPost 100 should not be viewed as an index, but a selection of issuers in which the Fund will seek to make investments. The Fund’s performance will therefore not necessarily replicate the performance of any particular composite measurement of the stock performance of some or all issuers included in the SharesPost 100. There may be reasons why a particular SharesPost 100 issuer is not included in the Fund’s portfolio, including, without limitation: limited availability of shares for purchase, and the Investment Adviser’s analysis of the appropriateness of particular securities of SharesPost 100 issuers as investments for the Fund. Conversely, the Fund may, however, invest in securities of issuers other than those included in the SharesPost 100. The Investment Adviser, however, expects that at least 85% of the Fund’s equity investments will be among the names included in the SharesPost 100.

1

Investors who purchase Units in the offering, and other persons who acquire Units and are admitted to the Fund by its board of managers (the “Board of Managers” and each member of the Board of Managers, a “Manager”), or its delegate, will become members of the Fund (each, a “Member” and collectively, the “Members”).

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk. The Fund is similar to a private investment fund in that investors in the Fund are subject to asset-based fees. Unlike a typical private investment fund, however, the Units will be tradable and Members will be able to resell their Units on the SharesPost Trading Platform without regard to a minimum holding period.

The Investment Adviser	Under the supervision of the Board of Managers and pursuant to an investment advisory agreement (the “Investment Advisory Agreement”), SP Investments Management, LLC (the “Investment Adviser”), a wholly owned subsidiary of SharesPost and an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as investment adviser to the Fund.

The Investment Adviser was formed in November 2010 as a Delaware limited liability company and registered with the SEC under the Advisers Act in June 2012. The Investment Adviser manages multiple investment vehicles which as of the end of the most recent fiscal quarter (June 30, 2012) held in the aggregate more than $158,000,000 under management.

Pursuant to the Investment Advisory Agreement, the Investment Adviser is responsible for developing, implementing and supervising the Fund’s investment program and providing day-to-day management services to the Fund.

The Investment Adviser also provides office space, telephone services and utilities, and administrative, secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Investment Advisory Agreement.

2

The Offering; Price per Unit; Minimum and Maximum Offering; No Minimum Investment	Each Unit is initially priced at $20.00 per Unit. The Fund is offering a minimum of 250,000 Units and a maximum of 25,000,000 Units. There is no minimum investment for investors to invest in the Fund. The Offering shall terminate upon the earlier of (i) the sale of all of the Units and (ii) two years from the effective date of this Prospectus.

The Closing Date of the Initial Offering

The Fund’s initial offering of Units is expected start on or about         , 2012, with a first closing to occur on or about         , 2012 (or such earlier or later date as the Investment Adviser may determine) (the “Initial Closing Date”). The purchase price of Units sold on the Initial Closing Date will be $20.00 per Unit, and thereafter the purchase price will be based on the net asset value per Unit as of the date such Units are purchased, or such other price as determined, from time to time, by the Placement Agent, which can be at a premium or a discount to the net asset value per Unit, as described more fully under “Purchase of Units” below. Subsequent issuances of Units in the first year after the Initial Closing Date generally will be conducted by the Fund on a monthly basis and thereafter on a quarterly basis. Monies received from prospective investors in advance of the Initial Closing Date will be held in a non-interest-bearing escrow account until such time as the Investment Adviser believes the investment program for the Fund can be implemented, but in no event will such monies be held for longer than ninety (90) days.

Use of Proceeds	The Fund invests the proceeds of the offering of Units in accordance with its investment objective and principal strategies, subject to the Fund’s ability to identify and acquire the securities of companies comprising the SharesPost 100 (“SPO100 Companies”). Pending the investment of the proceeds of each serial closing of the offering pursuant to the Fund’s investment policies, a portion of such proceeds not invested in accordance with the Fund’s investment objective may be invested by the Fund in short-term, high-quality debt securities, money market funds or other cash equivalents, and any cash balance will be held by the Fund’s Custodian. After each serial closing, any cash balance in such account, including any interest earned, will be held by the Custodian to be invested pursuant to the Fund’s investment policies. Any interest accrued in such custodial account will be for the benefit of all Members and not any particular Member. In addition, the Fund may maintain a portion of the proceeds of each serial closing of the offering in cash with the Custodian to meet operational needs or during any period in which the Investment Adviser determines, in its sole discretion, that investment of the Fund’s assets in SPO100 Companies is not in the best interests of the Fund.

3

Investment Objective and Strategies	The Fund’s principal investment objective is capital appreciation. The Fund will attempt to achieve this objective by creating a diversified portfolio of private, late-stage, growth companies. The Investment Adviser’s primary strategy will be to invest in companies selected by SharesPost for the SharesPost 100. The SharesPost 100 is a group of 100 private, late-stage, growth companies, primarily in the technology sector, selected by SharesPost according to several criteria, including revenue growth, market potential, product stage, management team and investor composition. SharesPost reviews the composition of the SharesPost 100 on a regular basis. Each investment of the Fund will be subject to the Investment Adviser’s review. In some cases, the Investment Adviser may determine that investing in one or more of the companies on the SharesPost 100 would not be in the best interest of the Fund. It is also possible that the Fund, for a variety of reasons, may not be able to purchase shares of targeted issuers.

The Fund initially intends to invest in SPO100 Companies through secondary purchases and exchanges from selling shareholders of such companies, but under certain circumstances may, in the discretion of the Investment Adviser, purchase securities of such SPO100 Companies directly from such companies.

In reviewing potential investments for the Fund, the Investment Adviser will utilize, among other sources, the information, research and experts available over the SharesPost Trading Platform. The Investment Adviser will also, wherever possible, interface with the management of companies targeted for investment and review their past and expected financial performance. Lastly, the Investment Adviser will consult with the SharesPost Financial sales and trading groups in an effort to gather market intelligence and understand trends in the market for an issuer’s shares.

4

In sourcing shares of targeted companies, the Investment Adviser will leverage its relationship with the SharesPost Trading Platform. Given the Fund will seek to invest in companies on the SharesPost 100, the Investment Adviser expects that it should generally be able to connect through SharesPost with sellers of shares and present the same offer as the other purchaser(s) on the SharesPost Trading Platform. The Investment Adviser also expects to bring shares of targeted companies into the Fund on attractive terms through the Fund’s exchange mechanism, whereby holders of such shares can exchange them for Units in the Fund.

Founded in 2009, SharesPost established a financial marketplace to facilitate investments and liquidity for investors and shareholders. SharesPost Financial, a wholly owned subsidiary of SharesPost and a registered broker-dealer, operates the SharesPost Trading Platform, an alternative trading system that facilitates transactions between investors and shareholders of private company stock. SharesPost Financial is a member of FINRA and SIPC.

With a listing of over 150 fast-growing companies, an extensive network of 110,000 registered investors, and more than 450 downloadable independent, third-party research reports, SharesPost brings transparency, efficiency, and flexibility to the process of raising capital, investing or liquidating shares in the private capital market.

There can be no assurance that the Fund will achieve its investment objective or avoid substantial losses. The Fund’s investment strategies may be changed by the Board of Managers without the vote of a majority of the Fund’s outstanding voting securities. Notice will be provided to those persons who are admitted as Members of the Fund prior to any such change.

Borrowing	The Fund generally does not expect to engage in borrowing.

Potential Benefits of Investing in the Fund	There are several material benefits an investment in the Fund is expected to confer on its Members. These include:

5

Access to Attractive Asset Class. The Fund will be investing in private, late-stage, growth companies, primarily in the technology sector. The Investment Adviser believes that the asset class represented by these companies should be an element in many investors’ diversified portfolio for two primary reasons. First, these companies have a lower technology, product and market risk profile than early-stage private companies. As a consequence failure rates are lower and time to exit is faster. Second, there appears to be a general trend for companies to stay private longer, which results in a greater and greater portion of companies’ value appreciation occurring in this asset class rather than the public equities markets. This, the Investment Adviser believes, is a large part of the reason public equity market returns have been disappointing for roughly a decade. These private, late-stage, growth companies are typically hard to access, however, especially for smaller and mid-size investors. The SharesPost Trading Platform provides access to these companies to investors. The Investment Advisor will seek to use the advantages of SharesPost’s access to build a diversified and balanced portfolio of private, late-stage, growth companies, primarily in the technology sector. Prospective investors can learn more about the SharesPost 100 by reviewing information on SharesPost’s website at http://www.sharespost.com.

Efficient, Transparent Diversification. The Fund offers investors an opportunity to invest efficiently in a relatively large basket of private, late-stage growth companies, primarily in the technology sector. With active portfolio management, the Fund expects to achieve a balanced portfolio to avoid an overconcentration in a small number of companies. Unlike traditional venture and secondary funds, the Fund will publish its holdings to its investors in real time along with the net asset value of the Fund’s Units on the Fund’s website, giving investors valuable insight into the market for venture-backed private companies.

Liquidity. The Fund’s Units are registered under the Securities Act and therefore may be resold by Members without regard to a minimum holding period. SharesPost Financial intends to support a secondary market for Units on the SharesPost Trading Platform. Though there can be no assurance that an active marketplace will develop for Units, the opportunity for liquidity in Units represents an important advantage of the Fund over traditional venture and secondary funds with 10-year terms, no organized secondary market and the limitations on resales imposed by the need for an exemption from, or registration under, the U.S. federal and state securities laws. See “Certain Risk Factors”.

6

Exchange. The Fund provides the opportunity for holders of securities in SharesPost 100 private companies to acquire Units of the Fund in exchange for such securities. This exchange mechanism provides entrepreneurs the ability to diversify their personal portfolios, and provides the Fund an additional way to source shares in SPO100 Companies. Such exchanges generally would be taxable to exchanging holders.

Certain Risk Factors	Please refer to the section of the Prospectus titled “Certain Risk Factors” for a discussion of the risk factors related to the Fund and the offering of Units.

Board of Managers	The Board of Managers of the Fund has overall responsibility for monitoring the Fund’s investment program and its management and operations. Any vacancy on the Board of Managers may be filled by the remaining Managers, except to the extent the 1940 Act requires the election of Managers by Members. A majority of the Managers are “Independent Managers” who are not “interested persons” (as defined in the 1940 Act) of the Fund or the Investment Adviser. See “Management”.

Fees

Advisory Fee. The Fund will pay to the Investment Adviser, as compensation for its investment advisory services, a fee (the “Advisory Fee”). The Advisory Fee shall accrue monthly at a rate equal to approximately 0.083% (a 1.00% annual rate) of the net asset value of the Fund, as of the close of business on the last calendar day of each month (a “Fiscal Period Closing” of each “Fiscal Period”). The net asset value of the Fund is determined by subtracting the Fund’s liabilities from the fair market value of its assets, to be determined as set forth under “Valuation of Fund Assets” below. The Advisory Fee will be paid to the Investment Adviser on each Fiscal Period Closing.

Distribution Fee. Upon liquidation by the Fund of securities of SPO100 Companies (each, a “Liquidation Event”), an amount (the “Distribution Fee”) equal to 10% of the cash proceeds received by the Fund pursuant to such Liquidation Event will be paid to the Investment Adviser. The Distribution Fee is not a performance-based fee. The combination of the Advisory Fee and the Distribution Fee create a fee structure that is higher than that of most registered investment companies. This is due to the intense level of research and investigation that is required to implement the Fund’s investment strategy of seeking capital appreciation from investments in companies which have not yet become publicly traded.

7

Valuation of Fund Assets

The Board of Managers will designate the valuation committee of the Investment Adviser to serve as the valuation committee of the Fund (the “Valuation Committee”). The Valuation Committee’s function, subject to the oversight of the Board of Managers, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Valuation Committee by the Investment Adviser. The Valuation Committee will be assigned to act in accordance with the Fund’s valuation procedures as approved by the Board of Managers. The Board of Managers reviews matters arising from the Valuation Committee’s considerations. Members may request information about the members of the Valuation Committee by written request to the Fund.

The net asset value of the Fund equals the excess of the Fund’s assets over its liabilities. For purposes of calculating the net asset value of the Fund, the fair market value of an asset of the Fund will be determined by the Valuation Committee, where possible, based on the implied valuation of the asset as reflected by stock purchase contracts reported on the SharesPost Trading Platform. Where such information is not available or reliable, the Investment Adviser will determine fair market value of Fund assets in accordance with consistently applied policies and procedures established by the Board of Managers and in accordance with generally accepted accounting procedures (“GAAP”).

Expenses	The Fund pays all of its organizational and investment expenses, including, but not limited to, brokerage commissions (if any) and all other costs of executing transactions, interest expense, insurance expense, custodial expense, and all ongoing ordinary administrative and operational costs of the Fund, including (but not limited to) legal costs, accounting costs, taxes and any fees paid to the Fund Administrator or the Custodian (each as defined below) and all expenses incurred in connection with the offering and sale of its Units and communications with Members. The Fund also directly pays any extraordinary operating expenses.

8

The Investment Adviser bears all ongoing ordinary administrative and operational costs of the Investment Adviser, including employees’ salaries, facilities, travel costs, technology costs, office supplies, research and data costs, and its own legal, accounting and filing.

Purchase of Units	There is no minimum investment in the Fund. The Fund may accept both initial and additional applications by investors to purchase Units at such times as the Fund may determine, subject, in the case of investors purchasing Units with cash, to the receipt of cleared funds on or prior to the third business day prior to the relevant subscription date (or such other acceptance date set by the Fund and notified to prospective Members prior to a subscription date). Investors may also purchase Units by contributing securities of SPO100 Companies to the Fund. The Valuation Committee shall determine the valuation of such securities and the number of Units for which such securities may be exchanged.

Monies received from prospective investors in advance of the Initial Closing Date will be held in a non-interest-bearing escrow account until such time as the Investment Adviser believes the investment program for the Fund can be implemented, but in no event will such monies be held for longer than ninety (90) days. After the Initial Closing Date, pending investment in the Fund, the proceeds of the continuous offering will be transferred to the Fund’s Custodian by the Escrow Agent. After each serial closing, the balance in such custodial account, including any interest earned, will be invested pursuant to the Fund’s investment policies. Any interest accrued in such account will be for the benefit of all Members and not any particular Member.

The Fund expects to offer Units once a month for the first year after the Initial Closing Date and thereafter on a quarterly basis. The Board of Managers, however, reserves the right to hold closings more or less frequently.

Each investor must submit a completed subscription agreement to the Placement Agent before the applicable purchase date. The Fund has the sole right to accept subscriptions for Units and reserves the right to reject in its complete and absolute discretion any application for Units in whole or in part. The Fund also reserves the right to suspend purchases of Units at any time.

9

The Fund has entered into a placement agent agreement (the “Placement Agent Agreement”) with SharesPost Financial (the “Placement Agent”) to act as the placement agent for the sale of Units. The Placement Agent serves in such capacity on a reasonable best efforts basis, subject to various conditions, and may retain broker-dealers (the “Selling Agents”) to assist in the placement of Units. SharesPost Financial is a wholly owned subsidiary of SharesPost.

Resales	After the Initial Closing Date, Members shall have the opportunity to offer their Units for resale on the SharesPost Trading Platform and have such opportunities made visible to other potential investors on the platform. However, access to the SharesPost Trading Platform for resales of Units may be, from time to time, restricted by the Investment Adviser and/or SharesPost Financial for the purpose of compliance with the securities laws, in response to market conditions in the securities markets, or otherwise.

Redemptions and Repurchases of Units	Units are not redeemable. No Member will have the right to require the Fund to repurchase its Units.

The Board of Managers, from time to time, and in its sole and absolute discretion, may determine to cause the Fund to offer to repurchase Members’ Units at net asset value per Unit on a specified date pursuant to a tender offer to repurchase Units (each, an “Offer”). In any Offer, the Board of Managers may determine to cause the Fund to repurchase less than the full amount of Units that Members requested to be repurchased. In determining whether the Fund should make an Offer to repurchase Units from Members in response to repurchase requests, and the number of Units that will be the subject of such Offer, the Board of Managers will consider, among other things, the recommendation of the Investment Adviser.

Investor Suitability	An investment in the Fund involves a considerable amount of risk. It is possible that some or all of a Member’s investment may be lost. Before making an investment decision, an investor should consider (among other things): (i) the suitability of the investment with respect to its investment objectives and personal situation; and (ii) other factors, including its personal net worth, income, age, risk tolerance, tax situation and liquidity needs. An investor should invest in the Fund only money that it can afford to lose, and it should not invest in the Fund money to which it will need access in the short-term or on a frequent basis. In addition, all investors should be aware of how the Fund’s investment strategies fit into their overall investment portfolios because the Fund is not designed to be, by itself, a well-balanced investment for a particular investor.

10

Distributions	The Fund will make deemed distributions of the net profits of a Liquidation Event to Members (subject to the distribution reinvestment option, as described below). However, to the extent distributions are made, the Board of Managers has the right to cause distributions to be made in cash or in-kind to the Members in its sole discretion.

Distribution Reinvestment Option	The Fund provides distribution options for its Members. Under these options, if the Fund declares a distribution, then a Member’s distribution will be automatically reinvested in additional Units unless the Member has specifically elected in its subscription agreement (or otherwise) to receive cash. Pursuant to the distribution reinvestment option, a Member will receive additional Units, including fractions of Units, at a price equal to the closing price of Units on the SharesPost Trading Platform on the date of distribution. However, if the Board of Managers determines that there is insufficient trading of Units on the distribution date such that the closing price on such date does not accurately reflect the fair market value of Units, then the net asset value per Unit on the distribution date will be used for this purpose.

ERISA Plans and Other Tax-Exempt Entities	Investors subject to the Employee Retirement Income Security Act of 1974, as amended, (“ERISA”) and other tax-exempt entities, including employee benefit plans, individual retirement accounts, 401(k) and Keogh Plans (“Plans”) may purchase Units. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, the Investment Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any Plan that becomes a Member, solely as a result of the Plan’s investment in the Fund. See “Investment by Employee Benefit Plans.”

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Taxes	The Fund will elect to be classified as an association taxable as a corporation for U.S. federal tax purposes. The Fund also will (i) elect to be treated as, and (ii) intends to operate in a manner to qualify as, a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund generally will pay no U.S. federal income tax on the earnings or capital gains it timely distributes to Members. This avoids a “double tax” on distributed earnings normally incurred by taxable investors in regular “C corporations.” Holders of Units normally will be taxed on their Fund distributions (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from U.S. federal income tax). Tax-exempt U.S. investors generally will not incur unrelated business taxable income with respect to an investment in Units if they do not borrow to make the investment. The Fund’s tax reporting to Members are made on IRS Forms 1099.

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the LLC Agreement.

Reports to Members	In addition to the annual and semi-annual reports required by the 1940 Act, the Fund anticipates making available to Members via the SharesPost website unaudited quarterly financial information that will include the number of Units held by the Member, the net asset value per Unit and the aggregate net asset value of a Member’s Units, certified audited annual financial statements and certain U.S. federal income tax information within 60 calendar days after the close of the period for which the report is being made, or as required by the 1940 Act. Any Member may request from the Investment Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

Fiscal Year	For accounting purposes, the Fund’s Fiscal Year is the 12-month period ending June 30. The Fund’s tax year for U.S. federal income tax purposes also ends on each June 30.

The Fund Administrator	U.S. Bancorp Fund Services, LLC (the “Fund Administrator”) serves as the administrator of the Fund. The Fund compensates the Fund Administrator for providing administrative services to the Fund. The Fund Administrator is responsible for matters pertaining to the administration of the Fund, including, but not limited to, the following: (i) communicating with Members; (ii) performing registrar and transfer agency services; (iii) processing subscriptions; (iv) preparing and maintaining the financial and accounting records and statements of the Fund; (v) arranging for the provision of accounting, clerical and administrative services; and (vi) maintaining records of the Fund.

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The Custodian	U.S. Bancorp Fund Services, LLC (the “Custodian”) serves as the custodian of the Fund. The Fund compensates the Custodian for providing custody services to the Fund.

The Escrow Agent	U.S. Bancorp Fund Services, LLC (the “Escrow Agent”) serves as the escrow agent of the Fund for purposes of processing subscriptions. The Fund compensates the Escrow Agent for providing escrow services to the Fund.

The Transfer Agent	Initially, U.S. Bancorp Fund Services, LLC, serves as the transfer agent of the Fund (the “Transfer Agent”). Any successor Transfer Agent shall be appointed by the Fund. The Fund compensates the Transfer Agent for providing transfer agent services to the Fund.

Legal Counsel	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. serves as legal counsel to the Fund. The firm may also act as legal counsel to the Investment Adviser and its affiliates with respect to various matters. The firm does not represent potential investors with respect to their investment in the Fund.

Auditors	The Fund intends to select KPMG LLP as the independent registered public accounting firm of the Fund. As of the date of this filing, KPMG LLP is in the process of its standard client evaluation procedures and has not accepted the engagement.

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SUMMARY OF FUND EXPENSES

The table below summarizes the expenses of the Fund and is intended to assist Members and potential investors in understanding the various costs and expenses that they will bear, directly or indirectly, by investing in the Fund. Each figure below relates to a percentage of the Fund’s average net asset value at month-end over the course of a year.

Member Transaction Expenses

Annual Expenses (as a percentage of net assets attributable to Units)
Advisory Fee(1)	1.00%
Other Expenses(2)(3)	0.25%

Total Annual Expenses	1.25%

Distribution Fee	10.00%

(1)	The Fund will pay to the Investment Adviser an Advisory Fee at each Fiscal Period Closing. The Advisory Fee accrues monthly at a rate equal to approximately 0.083% (a 1.00% annual rate) of the net asset value of the Fund as of such Fiscal Period Closing.

(2)	Reflects the gross amount of all expected ordinary operating expenses of the Fund other than taxes, brokerage commissions, other transaction-related expenses, any extraordinary expenses of the Fund, and the Advisory Fee. The organizational and initial offering expenses of the Fund will be paid by the Fund.

(3)	Percentage based on an assumed Fund size of $300 million.

The following hypothetical examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The examples demonstrate the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Fund, assuming a Fund size of $300 million. These examples also assume that all distributions are reinvested at net asset value and that the percentage amounts listed under Total Annual Expenses remain the same in the years shown. The tables and the assumption in the hypothetical examples of a 5% annual return are required by regulations of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Units. See “Fees and Expenses” for a more complete description of the Fund’s costs and expenses.

The following example should not be considered a representation of past or future expenses because actual expenses may be greater or less than those shown.

Example 1

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
You would pay the following net expenses based on a $1,000 investment, assuming a 5% annual return	$13	$40	$69	$152

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Example 2

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
You would pay the following combined cumulative Advisory Fees and Distribution Fees based on a $1,000 investment, assuming a 5% annual appreciation in value generated by 5% distributions per year	$18	$55	$95	$207

These Examples assume the application of the 1.25% net expense ratio, with all fees and expenses assumed to have been accrued on a monthly basis as of the last calendar day of each month, reducing the net asset value per Unit.

FINANCIAL HIGHLIGHTS

Because the Fund is newly formed, financial highlights have not yet been prepared. The seed capital financial statements of the Fund, dated         , 2012, are included below.

[To be completed by amendment.]

USE OF PROCEEDS

The Fund expects that the proceeds of the offering will be invested in accordance with its investment objective and principal strategies as soon as practicable after the Initial Closing Date (assuming the Fund receives at least $5 million in subscriptions prior to the Initial Closing Date) and, thereafter, after each subsequent serial closing of the offering, subject to the Fund’s ability to identify and acquire the securities of SPO100 Companies. Pending the investment of the proceeds of each serial closing of the offering pursuant to the Fund’s investment policies, a portion of such proceeds not invested in accordance with the Fund’s investment objective may be invested by the Fund in short-term, high-quality debt securities, money market funds or other cash equivalents, and any cash balance will be held by the Fund’s Custodian. After each serial closing, any cash balance in such account, including any interest earned, will be held by the Custodian to be invested pursuant to the Fund’s investment policies. Any interest accrued in such custodial account will be for the benefit of all Members and not any particular Member. In addition, the Fund may maintain a portion of the proceeds of each serial closing of the offering in cash with the Custodian to meet operational needs or during any period in which the Investment Adviser determines, in its sole discretion, that investment of the Fund’s assets in SPO100 Companies is not in the best interests of the Fund.

THE FUND

The Fund is a recently formed Delaware limited liability company that is a registered, closed-end, non-diversified, management investment company under the 1940 Act, which invests substantially all of its investable assets in SPO100 Companies. The Fund was established as a limited liability company under the laws of the State of Delaware on August 20, 2012, and has no operating history. The Fund’s office is located at 1150 Bayhill Drive, San Bruno, California 94066. The Fund’s Prospectus is available upon request and without charge on the Fund’s website (http://www.spinvestments.com) or by writing to the Investment Adviser at 1150 Bayhill Drive, San Bruno, California 94066. The telephone number of the Fund is (800) 279-7754.

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INVESTMENT OBJECTIVE, STRATEGIES, METHODOLOGY AND POLICIES

The Fund’s principal investment objective is capital appreciation. The Fund will attempt to achieve this objective by creating a diversified portfolio of private, late-stage, growth companies, primarily in the technology sector. The Investment Adviser’s primary strategy will be to invest in companies selected by SharesPost for the SharesPost 100. The SharesPost 100 is a group of 100 private, late-stage, growth companies, primarily in the technology sector, selected by SharesPost according to several criteria, including revenue growth, market potential, product stage, management team and investor composition. SharesPost reviews the composition of the SharesPost 100 on a regular basis. Each investment of the Fund will be subject to the Investment Adviser’s review. In some cases, the Investment Adviser may determine that investing in one or more of the companies on the SharesPost 100 would not be in the best interest of the Fund. It is also possible that the Fund, for a variety of reasons, may not be able to purchase shares of targeted issuers.

The SharesPost 100 should not be viewed as an index, but a selection of issuers in which the Fund will seek to make investments. The Fund’s performance will therefore not necessarily replicate the performance of any particular composite measurement of the stock performance of some or all issuers included in the SharesPost 100. There may be reasons why a particular SharesPost 100 issuer is not included in the Fund’s portfolio, including, without limitation: limited availability of shares for purchase, and the Investment Adviser’s analysis of the appropriateness of particular securities of SharesPost 100 issuers as investments for the Fund. Conversely, the Fund may, however, invest in securities of issuers other than those included in the SharesPost 100. The Investment Adviser expects that at least 85% of the Fund’s equity investments will be among the names included in the SharesPost 100.

The Fund initially intends to invest in SPO100 Companies through secondary purchases and exchanges from selling shareholders of such companies, but under certain circumstances may, in the discretion of the Investment Adviser, purchase securities of such SPO100 Companies directly from such companies.

In reviewing potential investments for the Fund, the Investment Adviser will utilize, among other sources, the information, research and experts available over the SharesPost Trading Platform. The Investment Adviser will also, wherever possible, interface with the management of companies targeted for investment and review their past and expected financial performance. Lastly, the Investment Adviser will consult with the SharesPost sales and trading groups in an effort to gather market intelligence and understand trends in the market for an issuer’s shares.

In sourcing shares of targeted companies, the Investment Adviser will leverage its relationship with the SharesPost Trading Platform. Given the Fund will seek to invest in companies on the SharesPost 100, the Investment Adviser expects that it should generally be able to connect through SharesPost Financial with sellers of shares and present the same offer as the other purchaser(s) on the SharesPost Trading Platform. The Investment Adviser also expects to bring shares of targeted companies into the Fund on attractive terms through the Fund’s exchange mechanism, whereby holders of such shares can exchange them for Units in the Fund.

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Founded in 2009, SharesPost established a financial marketplace to facilitate investments and liquidity for investors and shareholders. SharesPost Financial, a wholly owned subsidiary of SharesPost and a registered broker-dealer, operates the SharesPost Trading Platform, an alternative trading system that facilitates transactions between investors and shareholders of private company stock. SharesPost Financial is a member of FINRA and SIPC.

With a listing of over 150 fast-growing companies, an extensive network of 110,000 registered investors, and more than 450 downloadable independent, third-party research reports, SharesPost brings transparency, efficiency, and flexibility to the process of raising capital, investing or liquidating shares in the private capital market.

There can be no assurance that the Fund will achieve its investment objective or avoid substantial losses. Subject to the provisions of the 1940 Act, the Fund’s investment strategies may be changed by the Board of Managers without the vote of a majority of the Fund’s outstanding voting securities. Notice will be provided to those persons who are admitted as Members of the Fund prior to any such change.

The Fund’s stated fundamental policies, listed below, may not be changed without a majority vote of Members, which means the lesser of: (i) 67% of the Units present at a meeting at which holders of more than 50% of the outstanding Units are present in person or by proxy; or (ii) more than 50% of the outstanding Units. No other policy is a fundamental policy of the Fund, except as expressly stated. Within the limits of the Fund’s fundamental policies, the Fund’s management has reserved freedom of action.

As fundamental policies, the Fund:

(1)	will not borrow money or issue any senior security except in compliance with Section 18 of the 1940 Act;

(2)	will not engage in short sales, purchases or margin and the writing of put and call options;

(3)	will not act as underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the U.S. federal securities laws;

(4)	will not engage in the purchase or sale of real estate and real estate mortgage loans;

(5)	will not engage in the purchase or sale of commodities or commodity contracts, including futures contracts; and

(6)	will not make loans, except as permitted by the 1940 Act.

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The Fund’s investment policies and restrictions do not apply to the activities and transactions of the SPO100 Companies in which the Fund invests, but do apply to investments made by the Fund directly.

The Fund’s investment strategies are non-fundamental and may be changed by the Board of Managers.

The Fund May Change Its Investment Strategies, Policies, Restrictions, and Techniques

Except as otherwise indicated and subject to the provisions of the 1940 Act, the Fund may change any of its policies, restrictions, strategies, and techniques if the Board of Managers believes doing so is in the best interest of the Fund and the Members; provided that the investment objective of achieving capital appreciation may not be changed without a shareholder vote as described above with respect to other fundamental policies.

Illiquid Securities. The Fund will invest in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act. There is no limit to the percentage of the Fund’s net assets that may be invested in illiquid securities. The Board of Managers or its delegate may determine that securities issued pursuant to Rule 144A under the Securities Act are marketable under procedures approved by the Board of Managers.

Suspension of Offerings and Resales. Any offering or resales of Units may be suspended, in the Board of Managers’ sole and absolute discretion, to the extent required for purposes of compliance with the securities laws, in response to market conditions in the securities markets, or otherwise.

CERTAIN RISK FACTORS

Prospective investors should consider the following factors in determining whether an investment in the Fund is suitable for them. However, the following section does not set forth all risks applicable to the Fund and prospective investors should read this entire Prospectus prior to investing in the Fund. The following discussion of certain risk factors does not purport to be an exhaustive list or a complete explanation of all of the risks involved in an investment in the Fund. An investment in the Fund should only be made after consultation with independent qualified sources of investment and tax advice.

THE PAST RESULTS OF SPO100 COMPANIES SELECTED FOR INVESTMENT BY THE FUND ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE. NO ASSURANCE CAN BE MADE THAT PROFITS WILL BE ACHIEVED OR THAT SUBSTANTIAL LOSSES WILL NOT BE INCURRED. THE FUND IS NOT A COMPLETE INVESTMENT PROGRAM AND SHOULD REPRESENT ONLY A PORTION OF AN INVESTOR’S PORTFOLIO MANAGEMENT STRATEGY.

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Risks Related To Our Investments

Our investments in SPO100 Companies may be extremely risky and we could lose all or part of our investments.

Investment in SPO100 Companies that we are targeting involves a number of significant risks, including:

•	these SPO100 Companies may have limited financial resources and may be unable to meet their obligations under their existing debt, which may lead to equity financings, possibly at discounted valuations, in which we could be substantially diluted if we do not or cannot participate, bankruptcy or liquidation and the reduction or loss of our equity investment;

•	these SPO100 Companies typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns;

•	because SPO100 Companies are privately owned, there is generally little publicly available information about these businesses; therefore, although our Investment Adviser’s agents will perform due diligence investigations on these portfolio companies, their operations and their prospects, we may not learn all of the material information we need to know regarding these businesses and, in the case of investments we acquire in private secondary transactions with former employees and other insiders of such SPO100 Companies and their transferees, we may be unable to obtain financial or other information regarding the SPO100 Companies in which we invest. Furthermore, there can be no assurance that the information that we do obtain with respect to any investment is reliable;

•	SPO100 Companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on an SPO100 Company and, in turn, on us; and

•	SPO100 Companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

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Because our investments are generally not in publicly traded securities, there will be uncertainty regarding the fair market value of our investments, which could adversely affect the determination of our net asset value.

Our portfolio investments will generally not be in publicly traded securities. As a result, although we expect to determine the fair market value based on the implied valuation of the asset as reflected by stock purchase contracts as reported on the SharesPost Trading Platform, the fair market value of our direct investments in SPO100 Companies will often not be readily determinable. Under the 1940 Act, for our investments for which there are no readily available market quotations, including securities posted on the SharesPost Trading Platform that have not actively traded, we will value such securities at fair value quarterly as determined in good faith by our Investment Adviser under consistently applied policies and procedures approved by the Board of Managers in accordance with GAAP. In connection with that determination, members of our Investment Adviser’s portfolio management team will prepare SPO100 Company valuations using the most recent SPO100 Company financial statements and forecasts. The Valuation Committee intends to utilize the services of an independent valuation firm, which will prepare valuations for each of our portfolio investments that are not publicly traded or for which we do not have readily available market quotations, including securities posted on the SharesPost Trading Platform that have not actively traded. However, the Investment Adviser will retain ultimate authority as to the appropriate valuation of each such investment. The types of factors that the Valuation Committee will take into account in providing its fair value recommendation to the Board of Manager with respect to such non-traded investments will include, as relevant and, to the extent available, the SPO100 Company’s earnings, the markets in which the SPO100 Company does business, comparison to valuations of publicly traded companies in the SPO100 Company’s industry, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the SPO100 Company and other relevant factors. This information may not be available because it is difficult to obtain financial and other information with respect to private companies, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair market value may differ materially from the values that would be assessed if a readily available market for these securities existed. Due to this uncertainty, our fair market value determinations with respect to any non-traded investments we hold may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our Units based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling Units during a period in which the net asset value understates the value of our investments will receive a lower price for their Units than the value of our investments might warrant.

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We may not realize gains from our equity investments and, because certain of our SPO100 Companies may incur substantial debt to finance their operations, we may experience a complete loss on our equity investment in the event of a bankruptcy or liquidation of any of our SPO100 Companies.

We invest principally in the equity securities of private growth companies primarily comprising the SharesPost 100. However, the equity interests we acquire may not appreciate in value and, in fact, may decline in value. In addition, the private company securities we acquire are often subject to drag-along rights, which could permit other stockholders, under certain circumstances, to force us to liquidate our position in an SPO100 Company at a specified price, which could be, in our opinion, inadequate or undesirable or even below our cost basis. In this event, we could realize a loss or fail to realize gain in an amount that we deem appropriate on our investment. Further, capital market volatility and the overall market environment may preclude our SPO100 Companies from realizing liquidity events and impede our exit from these investments. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We will generally have little, if any, control over the timing of any gains we may realize from our equity investments. In addition, the companies in which we invest may have substantial debt loads. In such cases, we would typically be last in line behind any creditors in a bankruptcy or liquidation, and would likely experience a complete loss on our investment.

The lack of liquidity in, and potentially extended holding period of, our many investments may adversely affect our business, and will delay any distributions of any gains.

Our investments will generally not be in publicly traded securities. Although we expect that most of our equity investments will trade on private secondary marketplaces, certain of the securities we hold will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. In addition, while some SPO100 Companies may trade on private secondary marketplaces, we can provide no assurance that such a trading market will continue or remain active, or that we will be able to sell our position in any portfolio company at the time we desire to do so and at the price we anticipate. The illiquidity of our investments, including those that are traded on private secondary marketplaces, may make it difficult for us to sell such investments if the need arises. Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We will have no limitation on the portion of our portfolio that may be invested in illiquid securities, and a substantial portion or all of our portfolio may be invested in such illiquid securities from time to time.

In addition, because we will generally invest in equity securities, with respect to the majority of our SPO100 Companies we do not expect realization events, if any, to occur in the near term. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur. Even if such appreciation does occur, it is likely that initial purchasers of our Units could wait for an extended period of time before any appreciation or sale of our investments, and any attendant distributions of gains, may be realized.

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Our portfolio may be concentrated in a limited number of portfolio companies or market sectors, which will subject us to a risk of significant loss if the business or market position of these companies deteriorates or market sectors experiences a market downturn.

To the extent we limit our number of investments, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax asset diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few issuers. In addition, our investments may be concentrated in a limited number of market sectors, including in technology-related sectors. As a result, a downturn in any market sector in which a significant number of our portfolio companies operate could materially adversely affect us.

Technology-related sectors in which we invest are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences and periodic downturns.

Given the experience of our Investment Adviser’s senior investment professionals within the technology space and considering the type of companies the securities of which trade on the SharesPost Trading Platform, we expect that a number of the SPO100 Companies in which we invest will operate in technology-related sectors. The revenues, income (or losses) and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-related sectors have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by our portfolio companies that operated in technology-related sectors may decrease over time, which could adversely affect their operating results and, correspondingly, the value of any equity securities that we may hold. This could, in turn, materially adversely affect our business, financial condition and results of operations.

We may be limited in our ability to make follow-on investments, and our failure to make follow-on investments in our SPO100 Companies could impair the value of our portfolio.

Following an initial investment in an SPO100 Company, we may make additional investments in that SPO100 Company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments, or may otherwise lack sufficient funds to make those investments or lack access to desired follow-on investment opportunities. We have the discretion to make any follow-on investments, subject to the availability of capital resources and of the investment opportunity. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities or the desire to maintain our tax status or because we lack access to the desired follow-on investment opportunity.

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Because we will generally not hold controlling equity interests in our SPO100 Companies, we will likely not be in a position to exercise control over our SPO100 Companies or to prevent decisions by substantial shareholders or management of our portfolio companies that could decrease the value of our investments.

Generally, we will not take controlling equity positions in our SPO100 Companies. As a result, we will be subject to the risk that an SPO100 Company may make business decisions with which we disagree, and the stockholders and management of an SPO100 Company may take risks or otherwise act in ways that are adverse to our interests. In addition, other shareholders, such as venture capital and private equity sponsors, that have substantial investments in our SPO100 Companies may have interests that differ from that of the SPO100 Company or its minority shareholders, which may lead them to take actions that could materially and adversely affect the value of our investment in the SPO100 Company. Due to the lack of liquidity for the equity and equity-related investments that we will typically hold in our SPO100 Companies, we may not be able to dispose of our investments in the event we disagree with the actions of an SPO100 Company or its substantial shareholders, and may therefore suffer a decrease in the value of our investments.

Investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

While we intend to invest primarily in U.S. companies, we may invest on an opportunistic basis in certain non-U.S. companies, including those located in emerging markets, that otherwise meet our investment criteria, although in no event will the aggregate value of our non-U.S. investments exceed 10% of the aggregate value of our total investment portfolio. Investing in foreign companies, and particularly those in emerging markets, may expose us to additional risks not typically associated with investing in U.S. issues. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes (including withholding taxes) at potentially confiscatory levels, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we may have difficulty enforcing our rights as equity holders in foreign jurisdictions. In addition, to the extent we invest in non-U.S. companies, we may face greater exposure to foreign economic developments.

Although we expect that most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.

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Risks Relating to Our Business and Structure

We are a new company with no operating history, and our Investment Adviser has only a limited history of investing experience.

We were formed in August 2012. As a result, we have limited financial information on which you can evaluate an investment in our Fund. In addition, our Investment Adviser, SP Investments Management, LLC, was formed in November 2010, and has only a limited history of investing experience managing a pool of assets substantially smaller in size than is expected for this offering. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially or fall to zero.

Our financial condition and results of operations will depend on our ability to achieve our investment objective.

Our ability to achieve our investment objective will depend on our Investment Adviser’s ability to identify, analyze and invest in SPO100 Companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our Investment Adviser’s structuring of the investment process and its ability to provide competent, attentive and efficient services to us. We seek a specified number of investments in private growth companies traded on the SharesPost Trading Platform, which may be extremely risky. There can be no assurance that the Investment Adviser will be successful in investing in SPO100 Companies that meet our investment criteria, or that we will achieve our investment objective.

Our Investment Adviser also currently manages several pooled investment vehicles in which we have no economic interest. These investment vehicles are typically Delaware series limited liability companies, which hold the securities of one or more issuers of private company stock. Managing these pooled investment vehicles requires their time and may distract them or slow the rate of investment in our Fund. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to make distributions.

We will likely experience fluctuations in our quarterly results and we may be unable to replicate past investment opportunities or make the types of investments we have made to date in future periods.

We will likely experience fluctuations in our quarterly operating results due to a number of factors, including the rate at which we make new investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. These fluctuations may in certain cases be exaggerated as a result of our focus on realizing capital gains rather than current income from our investments. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

24

There are significant potential risks relating to investing in securities traded on private secondary marketplaces.

We intend to utilize the SharesPost Trading Platform to acquire investments in our portfolio. We generally have little or no direct access to financial or other information from the SPO100 Companies in which we invest through such private secondary marketplace. As a result, we are dependent upon the relationships and contacts of our Investment Adviser’s senior investment professionals and our Board of Managers to obtain the information for our Investment Adviser to perform research and due diligence, and to monitor our investments after they are made. There can be no assurance that our Investment Adviser will be able to acquire adequate information on which to make its investment decision with respect to any private secondary marketplace purchases, or that the information it is able to obtain is accurate or complete. Any failure to obtain full and complete information regarding the SPO100 Companies in which we invest could cause us to lose part or all of our investment in such companies, which would have a material and adverse effect on our net asset value and results of operations.

In addition, while we believe the ability to trade on private secondary marketplaces provides valuable opportunities for liquidity, there can be no assurance that SPO100 Companies in which we invest through private secondary marketplaces will have or maintain active trading markets, and the prices of those securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause an inability for us to realize full value on our investment. In addition, wide swings in market prices, which are typical of irregularly traded securities, could cause significant and unexpected declines in the value of our portfolio investments. Further, prices on the SharesPost Trading Platform, where limited information is available, may not accurately reflect the true value of an SPO100 Company, and may in certain cases overstate an SPO100 Company’s actual value, which may cause us to realize future capital losses on our investment in that SPO100 Company. If any of the foregoing were to occur, it would likely have a material and adverse effect on our net asset value and results of operations.

Investments in private companies, including through private secondary marketplaces, also entail additional legal and regulatory risks which expose participants to the risk of liability due to the imbalance of information among participants and participant qualification and other transactional requirements applicable to private securities transactions. Failure to comply with such requirements could result in rescission rights and monetary and other sanctions. The application of these laws within the context of private secondary marketplaces and related market practices are still evolving, and, despite our efforts to comply with applicable laws, we could be exposed to liability. The regulation of private secondary marketplaces is also evolving. Additional state or federal regulation of these markets could result in limits on the operation of or activity on those markets. Conversely, deregulation of these markets could make it easier for investors to invest directly in private companies and affect the attractiveness of our Fund as an access vehicle for investment in private shares. Private companies may also increasingly seek to limit secondary trading in their stock, such as through contractual transfer restrictions and employment policies. To the extent that these or other developments result in reduced trading activity and/or availability of private company shares, our ability to find investment opportunities and to liquidate our investments could be adversely affected.

25

Due to transfer restrictions and the illiquid nature of our investments, we may not be able to purchase or sell our investments when we wish to do so.

Most of our investments are or will be in equity securities of privately-held companies. Such securities are typically subject to contractual transfer limitations, which may include prohibitions on transfer without the company’s consent and may require that shares owned by us are held in escrow. In order to complete a purchase of shares we may need to, among other things, give the issuer or its stockholders a particular period of time, often 30 days, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. We may be unable to complete a purchase transaction if the subject company or its stockholders chooses to exercise a veto right or right of first refusal. When we complete an investment, we generally become bound to the contractual transfer limitations imposed on the subject company's stockholders as well as other contractual obligations, such as tag-along rights. These obligations generally expire only upon an IPO by the subject company. As a result, prior to an IPO, our ability to liquidate such securities may be constrained. Transfer restrictions could limit our ability to liquidate our positions in these securities if we are unable to find buyers acceptable to our portfolio companies, or where applicable, their stockholders. Such buyers may not be willing to purchase our investments at adequate prices or in volumes sufficient to liquidate our position, and even where they are willing, other stockholders could exercise their tag-along rights to participate in the sale, thereby reducing the number of shares sellable by us. Furthermore, prospective buyers may be deterred from entering into purchase transactions with us due to the delay and uncertainty that these transfer and other limitations create.

Although we believe the SharesPost Trading Platform may offer an opportunity to liquidate our private company investments, there can be no assurance that a trading market will develop for the securities that we wish to liquidate or that the subject companies will permit their shares to be sold through such platform. Even if some of our SPO100 Companies complete IPOs, we will often be subject to lock-up provisions that prohibit us from selling our investments into the public market for specified periods of time after IPOs. As a result, the market price of securities that we hold may decline substantially before we are able to sell these securities following an IPO.

Due to the illiquid nature of most of our investments, we may not be able to sell these securities at times when we deem it advantageous to do so, or at all. Because our net asset value is only determined on a quarterly basis and due to the difficulty in assessing this value, our net asset value may not fully reflect the illiquidity of our portfolio, which may change on a daily basis, depending on many factors, including the status of the SharesPost Trading Platform and our particular portfolio at any given time.

26

There are significant potential risks associated with investing in venture capital and private equity-backed companies with complex capital structures.

A primary feature of our investment objective is to invest in private growth companies on the SharesPost 100, either through private secondary transactions or direct investments in such companies. Such private companies frequently have much more complex capital structures than traditional publicly-traded companies, and may have multiple classes of equity securities with differing rights, including with respect to voting and distributions. In addition, it is often difficult to obtain financial and other information with respect to private companies, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. In certain cases, such private companies may also have preferred stock or senior debt outstanding, which may heighten the risk of investing in the underlying equity of such private companies, particularly in circumstances when we have limited information with respect to such capital structures. Although we believe that our Investment Adviser’s senior investment professionals and our Board of Managers have extensive experience evaluating and investing in private companies with such complex capital structures, there can be no assurance that we will be able to adequately evaluate the relative risks and benefits of investing in a particular class of a portfolio company’s equity securities. Any failure on our part to properly evaluate the relative rights and value of a class of securities in which we invest could cause us to lose part or all of our investment, which in turn could have a material and adverse effect on our net asset value and results of operations.

We operate in a highly competitive market for direct equity investment opportunities.

A large number of entities compete with us to make the types of direct equity investments that we target as part of our business strategy. We compete for such investments with a large number of private equity and venture capital funds, secondary market funds, other equity and non-equity based investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a RIC. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make direct equity investments that are consistent with our investment objective.

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The Distribution Fee may induce the Investment Adviser to make speculative investments.

The Distribution Fee payable by us to the Investment Adviser may create an incentive for the Investment Adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement, although we believe that this risk is mitigated by the fact that the fee is not based on net performance, as would be the case with most private venture capital or private equity funds, and serves to incentivize management to select investments with reasonable liquidity prospects.

In addition, our Investment Adviser has control over the timing of the acquisition and dispositions of our investments, and therefore over when we realize gains and losses on our investments. As a result, our Investment Adviser may face a conflict of interest in determining when it is appropriate to dispose of a specific investment to the extent doing so may serve to maximize its Distribution Fee at a point where disposing of such investment may not necessarily be in the best interests of our Members. Our Board of Managers monitors such conflicts of interest in connection with its review of the performance of our Investment Adviser under our Investment Advisory Agreement, as well as during its quarterly review of our financial performance and results of operations.

There are significant potential conflicts of interest, which could impact our investment returns and limit the flexibility of our investment policies.

We have entered into an Investment Advisory Agreement with the Investment Advisor. The Investment Advisor is controlled by Greg Brogger, Sven Weber, our President and one of our Managers, and Ryan Stroub, our Chief Financial Officer and Chief Compliance Officer. Messrs. Weber and Stroub, as principals of the Investment Advisor, collectively manage the business and internal affairs of the Investment Advisor.

In addition, our executive officers and Managers, and the principals of our Investment Adviser serve or may serve as officers and directors of entities that operate in a line of business similar to our own, including new entities that may be formed in the future. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our Members.

While the investment focus of each of these entities may be different from our investment objective, it is likely that new investment opportunities that meet our investment objective will come to the attention of one of these entities, or new entities that will likely be formed in the future in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, our executive officers, Managers and Investment Adviser intend to treat us in a fair and equitable manner consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client. In addition, while the Investment Adviser anticipates that it will from time to time identify investment opportunities that are appropriate for both the Fund and the other funds that are currently or in the future may be managed by the Investment Adviser, to the extent it does identify such opportunities, the Investment Adviser will establish an allocation policy to ensure that the Fund has priority over such other funds. Our Board of Managers will monitor on a quarterly basis any such allocation of investment opportunities between the Fund and any such other funds.

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SharesPost is the owner of the “SharesPost” name and marks, which we are permitted to use pursuant to a non-exclusive license agreement between us and SharesPost. SharesPost and its principals also use and may permit other entities to use the “SharesPost” name and marks in connection with businesses and activities unrelated to our operations. The use of the “SharesPost” name and marks in connection with businesses and activities unrelated to our operations may not be in the best interest of us or our Members, and may result in actual or perceived conflicts of interest.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions, including transactions for the purchase of securities of SharesPost. In order to ensure that we do not engage in any transactions with any persons affiliated with us that are prohibited, we have implemented certain written policies and procedures whereby (1) our Board of Managers screens each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our executive officers and Managers; (2) we do not enter into any agreements unless and until the Board of Managers is satisfied that doing so will not raise concerns under the 1940 Act, and (3), if such concerns exist, we take appropriate actions to seek Board of Managers review and approval or exemptive relief for such transaction. Our Board of Managers will review these procedures on an annual basis.

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our chief executive officer and chief financial officer, as well as all of our officers, Managers and employees. Our officers and Managers also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state corporate law. Our Code of Ethics requires that all employees and Managers avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and affiliated Manager must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our chief compliance officer, as well as provide periodic reports concerning their personal securities transactions and obtain prior clearance of personal trades. Our Board of Managers is charged with approving any waivers under our Code of Ethics.

The lack of experience of our Investment Adviser and its management in operating under the constraints imposed on us as a registered investment company may hinder the achievement of our investment objective.

We will be subject to numerous constraints on our operations under both the 1940 Act and Internal Revenue Code. For example, qualification for U.S. federal income taxation as a RIC requires satisfaction of source-of-income, diversification and distribution requirements. The Investment Adviser does not have experience investing under these constraints. These constraints, among others, may hinder the Investment Adviser’s ability to take advantage of attractive investment opportunities and to achieve our investment objective.

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We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

Although we focus on achieving capital gains from our investments, in certain cases we may receive current income, such as interest distributions or dividends, on our investments. Because in certain cases we may recognize such current income before or without receiving cash representing such income, we may have difficulty satisfying the annual distribution requirement applicable to RICs. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise equity capital or reduce new investments to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC U.S. federal income tax treatment and thus be subject to corporate-level income tax.

We may be subject to certain corporate-level taxes regardless of whether we continue to qualify as a RIC.

We will elect to be treated as a RIC and intend operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on our income and gain that we distribute to our Members as distributions on a timely basis. To qualify as a RIC, we must meet certain income source, asset diversification and annual distribution requirements (and will pay corporate-level U.S, federal income tax on any undistributed income). We may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes (including withholding taxes).

We will satisfy the annual distribution requirement for a RIC if we distribute to our Members on a timely basis generally an amount equal to at least 90% of our investment company taxable income for each year. Under certain circumstances, we may be restricted from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. Because we must make distributions to our Members as described above, such amounts, to the extent a Member is not participating in our distribution reinvestment option, will not be available to us to make investments. We will be subject to corporate-level U.S. federal income tax on any undistributed income and/or gain.

To qualify as a RIC, in general, we must also meet certain annual income source requirements at the end of each taxable year and asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to (a) dispose of certain investments quickly or (b) raise additional capital to prevent the loss of RIC status. Because most of our investments are in private companies and are generally illiquid, any such dispositions may be at disadvantageous prices and may result in losses. Also, the rules applicable to our qualification as a RIC are complex with many areas of uncertainty. Accordingly, no assurance can be given that we will continue to qualify as a RIC. If we fail to qualify as a RIC for any reason and become subject to regular “C” corporation income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our Members. The Regulated Investment Company Modernization Act of 2010, which is effective for 2011 and later tax years, provides some relief from RIC disqualification due to failures of the income source and asset diversification requirements, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the income source or asset diversification requirements.

30

If we do not have at least 500 Members for an entire taxable year, you may be deemed to receive a pro rata share of certain of our expenses as a taxable distribution and we will be subject to additional tax requirements.

If we do not have at least 500 Members for an entire taxable year, we may be treated as a “non-publicly offered RIC.” As a non-publicly offered RIC, we could not deduct our “affected RIC expenses” which instead are allocated to our Members. Our Members who or that are “affected investors” must treat such allocations as a taxable dividend and can deduct such expenses subject to the limitations imposed on “miscellaneous itemized deductions.” We believe that substantially all of our expenses would be treated as “affected RIC expenses.” “Affected investors” include individuals, trusts and estates. Moreover, as a non-publicly offered RIC, we generally would be required to ensure that, for U.S. federal income tax purposes, all of our distributions to Members are pro rata, with no preference as to any share of stock as compared with other shares of the same class, and with no preference to one class of stock as compared with another except to the extent that the former is entitled to such preference. If we violated this “no preference” requirement, we could be subject to U.S. corporate income tax and/or be disqualified as a RIC.

We may be treated as a non-publicly offered RIC in any taxable year and cannot provide assurance that we will not violate the “no preference” requirement.

Even in the event the value of your investment declines, the Advisory Fee will still be payable.

The Advisory Fee shall accrue monthly at a rate equal to approximately 0.083% (a 1.00% annual rate) of the net asset value of the Fund, as of the close of business on the Fiscal Period Closing. The Advisory Fee is payable regardless of whether the net asset value of the Fund or your investment declines. As a result, we will owe the Investment Adviser an Advisory Fee regardless of whether we incurred significant realized capital losses and unrealized capital depreciation (losses) during the Fiscal Period for which the Advisory Fee is paid.

Our Board of Managers may change our non-fundamental investment policies and our investment strategies without prior notice or Member approval, the effects of which may be adverse.

Our Board of Managers has the authority to modify or waive our non-fundamental investment policies, and our investment criteria and strategies without prior notice and without Member approval. We cannot predict the effect any changes to our current non-fundamental operating policies, investment criteria and strategies would have on our business, net asset value of the Fund and operating results. However, the effects might be adverse, which could negatively impact our ability to make distributions to Members and cause you to lose all or part of your investment.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our SPO100 Companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations could have a material adverse effect on our business and the value of your investment.

31

The transparency of our performance reporting may indirectly increase the difficulty of investing in certain SPO100 Companies.

Although the Fund will not report on the performance of individual SPO100 Companies, the Fund will report on the SharesPost Trading Platform and on the Fund’s website the valuation of Fund securities and the aggregate Fund-level performance. As a result, some SPO100 Companies might be concerned that their performance could be derived from such figures. Such concern might be heightened in reverse proportion to the number of SPO100 Companies existing in the Fund’s portfolio. These concerns might lead SPO100 Companies to oppose sale of their securities to the Fund, and might make it more difficult for the Fund to execute its investment strategy.

Risks Related to Offerings Pursuant to this Prospectus and Our Units

Our Unit price may be volatile and may decrease substantially.

The trading price of our Units on the SharesPost Trading Platform may fluctuate substantially. The price of a Unit that will prevail in the market after any future offering pursuant to this Prospectus and any accompanying prospectus supplement may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall market from time to time;

•	investor demand for our Units;

•	significant volatility in the market price and trading volume of securities of RICs, business development companies or other financial services companies;

•	changes in regulatory policies or tax guidelines with respect to RICs or business development companies;

•	failure to qualify as a RIC for a particular taxable year, or the loss of RIC status;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends;

•	fluctuations in the valuation of our portfolio investments;

•	operating performance of companies comparable to us;

•	market sentiment against the industries of SPO100 Companies; and

•	departures of any of the senior investment professionals of the Investment Adviser.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our Unit price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

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Our Units may experience limited liquidity.

Our Board of Managers may, from time to time, and in its sole and absolute discretion, determine to cause the Fund to offer to repurchase Units from members on a specified date pursuant to a tender offer. In any tender offer, however, the Board of Managers may determine to cause the Fund to repurchase less than the full amount of Units that members requested to be repurchased. Members shall also have the opportunity to offer their Units for resale on the SharesPost Trading Platform and have such posts made visible to other potential investors on the platform. However, access to the SharesPost Trading Platform for resales of Units may be, from time to time, restricted by the Investment Adviser and/or SharesPost Financial for the purpose of compliance with securities laws, in response to market conditions in the securities markets, or otherwise. Further, the SharesPost Trading Platform is a nascent trading environment and there can be no assurance that a Member, however, will be able to find a buyer for the Member’s Units at the time the Member wishes to sell the Units.

Our Units may in the future trade at premiums that may prove to be unsustainable or at discounts from net asset value.

Units of closed-end investment companies like the Fund may, during some periods, trade at prices higher than their net asset value per Unit and, during other periods, as frequently occurs with closed-end investment companies, trade at prices lower than their net asset value per Unit. In addition, the perceived value of our investment portfolio may be affected by a number of factors including perceived prospects for individual companies we invest in, market conditions for common stock generally, for initial public offerings and other exit events for venture capital-backed companies, and the mix of SPO100 Companies in our investment portfolio over time. Negative or unforeseen developments affecting the perceived value of SPO100 Companies in our investment portfolio could result in a decline in the trading price of our Units relative to our net asset value per Unit.

The possibility that our Units will trade at a discount from net asset value or at premiums that are unsustainable are risks separate and distinct from the risk that our net asset value per Unit will decrease. The risk of purchasing units of an investment company that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their units in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon changes in premium or discount levels than upon increases or decreases in net asset value per unit.

33

There is a risk that you may not receive distributions or that our distributions may not grow over time, particularly since we invest primarily in securities that do not produce current income.

We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. As we intend to focus on making primarily capital gains-based investments in equity securities, which generally will not be income producing, we do not anticipate that we will make distributions on a quarterly basis or become a predictable issuer of distributions, and we expect that our distributions, if any, will be less consistent than other investment companies that primarily make debt investments. If the Fund declares a cash distribution, then Members’ distribution will be automatically reinvested in additional Units (subject to the Distribution Fee), unless they specifically “opt out” of the distribution reinvestment option by written request to the Investment Adviser so as to receive cash.

We will have broad discretion over the use of proceeds from any future offering pursuant to this Prospectus and any accompanying prospectus supplement, to the extent any such offering is successful, and will use proceeds in part to satisfy operating expenses.

We will have significant flexibility in applying the proceeds of this offering and may use the net proceeds from any future offering pursuant to this Prospectus and any accompanying prospectus supplement in ways with which you may not agree, or for purposes other than those contemplated at the time of any such offering. We cannot assure you that we will be able to successfully utilize the proceeds within the timeframe contemplated. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of any such offering. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any such offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that any future offering will be successful, or that by increasing the size of our available equity capital our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

Investors in any future offering pursuant to this Prospectus and any accompanying prospectus supplement may incur immediate and substantial dilution.

Our organization expense and other expenses of any future offering will reduce the net proceeds of any such offering available for us to invest. Depending upon the public offering price, and after deducting the related offering expenses payable by us, in connection with any offering pursuant to this Prospectus, investors in any such offering may be subject to an immediate and substantial dilution.

Our Members may receive Units as distributions, which could result in adverse tax consequences to them.

In order to satisfy the annual distribution requirement applicable to RICs, we have the ability to declare a large portion of a distribution in Units instead of in cash. As long as a portion of such distribution is paid in cash and certain requirements are met, the entire distribution would be treated as a distribution for U.S. federal income tax purposes. As a result, a Member would be taxed on 100% of the fair market value of the distribution on the date a Member received it in the same manner as a cash distribution, even though most of the distribution was paid in Units.

THE FOREGOING LIST OF “RISK FACTORS” IS NOT A COMPLETE ENUMERATION OR EXPLANATION OF THE RISKS INVOLVED IN AN INVESTMENT IN THE FUND. PROSPECTIVE INVESTORS SHOULD READ THIS ENTIRE PROSPECTUS AND CONSULT WITH THEIR OWN LEGAL, TAX AND FINANCIAL ADVISORS BEFORE DECIDING TO INVEST IN THE FUND.

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MANAGEMENT OF THE FUND

The Board of Managers

The Board of Managers of the Fund has overall responsibility for monitoring the Fund’s investment program and its management and operations. At least a majority of the Board of Managers are and will be persons who are not “interested persons” of the Fund or the Investment Adviser (as such term is defined in Section 2(a)(19) of the 1940 Act, each, an “Independent Manager” and, collectively, the “Independent Managers”). Any vacancy on the Board of Managers may be filled by the remaining Managers, except to the extent the 1940 Act requires the election of Managers by Members. Subject to the provisions of the LLC Agreement and Delaware law, the Managers will have all powers necessary and convenient to carry out this responsibility.

Name, Address(1), and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served(3)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Manager	Other Public Company Directorships
Independent Managers
Mark Radcliffe DOB: 5/11/1952	Independent Manager	Since inception	Partner, DLA Piper	Not applicable.	Innovaro, Inc. (NYSE MKT: INV)
Frank Haydu DOB: 10/20/1947	Independent Manager	Since inception	Professional board director and consultant.	Not applicable.	iParty Corp. (NYSE AMEX: IPT), Zalicus, Inc. (NASDAQ: ZLCS)
Interested Managers
Sven Weber DOB: 1/22/1970	Interested Manager	Since inception	Managing Director of SP Investment Management LLC, President SVB Capital with SVB Financial Group, Principal of Cipio Partners LLC	Not applicable.	0

(1)	All addresses c/o SharesPost 100 Fund LLC, 1150 Bayhill Drive, San Bruno, California 94066.

(2)	Each Manager will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

(3)	The Fund has not yet commenced operations.

Additional information about each Manager follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Manager possesses which the Board of Manager believes has prepared them to be effective Directors.

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Sven Weber has been the President of the Fund since inception, and is the Managing Director of SharesPost’s wholly owned registered investment advisor, SP Investment Management LLC, and in such role is responsible for the management of SharesPost’s private investment vehicles. Prior to his position with the Investment Advisor, Sven served as President of SVB Capital, an affiliate of Silicon Valley Bank. During his tenure at SVB Capital, Sven managed the company’s venture capital investing business, which included fund of funds, and direct and secondary investment funds exceeding $1.5 billion under management. Prior to SVB Capital, Sven was a principal of Cipio Partners, where he focused on secondary investments, and prior to that he worked as Vice President on direct investments for Siemens, and had operational responsibilities with Vodafone Germany and O2 Germany. Sven holds a Master’s degree in physics from the University of Heidelberg, where he specialized in information technology and environmental physics.

Frank W. Haydu III has served as a member of the Board of Managers since the Fund’s inception. In addition to his services for the Fund, Mr. Haydu is a professional director and consultant to public and private businesses. Mr. Haydu currently serves as a director and Chairman of the Audit Committee of iParty Corp. (NYSE AMEX: IPT), positions he has held since November 2003. Mr. Haydu also currently serves as Chairman of the Board and Chairman of the Audit Committee of Zalicus, Inc. (NASDAQ: ZLCS). Mr. Haydu served as Chairman of the Audit and Transaction Committees of Moldflow Corporation prior to its sale to AutoDesk, Inc. (NASDAQ: ADSK). Mr. Haydu is also currently a director and Audit Committee member of several private companies. From 2001 until 2005, Mr. Haydu served as a Managing Director of Valuation Perspectives, Inc., a financial services consulting practice, and from 2005 until 2009, he served in a consulting capacity at Source Precision Medicine, a life sciences medical supplier. Mr. Haydu was a co-founder of WESRAY Capital one of the country’s first leveraged buyout firms. From 1990 to 1995, Mr. Haydu served as a Managing Director of Kidder, Peabody & Co., where he served on the Commitment Committee and was the Co-Chair of the Compensation Committee for investment banking. Mr. Haydu has also served as Interim CEO and director of Tufts New England Medical Center and as the Interim Commissioner for the Massachusetts Board of Education. Mr. Haydu holds a Bachelor of Arts degree in economics and accounting from Muhlenberg College.

Mark Radcliffe has been a partner of DLA Piper USA, LLP (or its predecessor law firms) since 1989, where he represents startup technology corporations in their intellectual property and finance matters. He also represents Fortune 100 companies in complex intellectual property transactions. His experience covers a wide variety of industries from internet to software to cloud to semiconductors. In 2011, Mr. Radcliffe was appointed by the Department of State to be one of ten private members of the U.S.-Japan Innovation and Entrepreneurship Council. Since February 2010, Mr. Radcliffe has been a director at Innovaro, Inc. (NYSE MKT: INV), a company focused on management software and consulting. Mr. Radcliffe earned a B.S. in Chemistry magna cum laude from University of Michigan and a J.D. from Harvard Law School.

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The Board of Managers believes that the significance of each Manager’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Manager may not have the same value for another) and that these factors are best evaluated at the board level, with no single Manager, or particular factor, being indicative of board effectiveness. However, the Board of Managers believes that Managers need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board of Managers believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Manager’s educational background; business, professional training or practice (e.g., accountancy or law), public service or academic positions; experience from service as a board member (including the Board of Managers of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board of Manager’s Nominating Committee contains certain other specific requirements and factors considered by the Nominating Committee in identifying and selecting the Manager candidates (please see below).

Composition of Board of Managers and Leadership Structure. To rely on certain exemptive rules under the 1940 Act, a majority of a Fund’s directors must be Independent Managers, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Managers. Currently, 66% of the Fund’s Managers are Independent Managers. Sven Weber is an interested person of the Fund, and the Independent Managers have designated Mark Radcliffe as the lead Independent Manager who will chair meetings or executive sessions of the Independent Managers, review and comment on Board of Manager’s meeting agendas, represent the views of the Independent Managers to management and facilitate communication among the Independent Managers. The Board of Managers has determined that its leadership structure, in which the Independent Managers have designated a lead Independent Manager to function as described above, is appropriate in light of the Fund’s investment objective and policies, the Fund’s status as a new company with no performance history, the small size of the Board of Managers and the Fund’s relatively small initial capitalization, as well as the services that the Investment Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships. This determination was made after careful consideration by the Independent Managers and reflects the unanimous determination of the Independent Managers. The Board of Managers expects to play an active role in the risk oversight of the Fund and to receive risk oversight reports from the Investment Adviser no less frequently than quarterly, although this has not materially impacted the Board of Manager’s leadership structure.

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Officers

Name, Address(1), and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past Five Years
Sven Weber DOB: 1/22/1970	President	Since inception	Managing Director of SP Investment Management LLC, President of SVB Capital with SVB Financial Group, Principal of Cipio Partners LLC
Ryan Stroub DOB: 7/7/1968	Chief Financial Officer and Chief Compliance Officer	Since inception	Chief Financial and Administrative Officer of SharesPost, Inc., Chief Financial Officer and Chief Accounting Officer of Thomas Weisel Partners

(1)	All addresses c/o SharesPost 100 Fund LLC, 1150 Bayhill Drive, San Bruno, California 94066.

(2)	The Fund has not yet commenced operations.

Ryan Stroub has served as the Chief Financial Officer and Chief Compliance Officer of the Fund since inception. Ryan also currently serves Chief Financial and Administrative Officer of SharesPost, Inc., in which position he is responsible for financial strategy, reporting and compliance. Prior to joining SharesPost, Ryan served as Chief Financial Officer and Chief Accounting Officer of Thomas Weisel Partners (a subsidiary of Stifel Nicolaus (NYSE: SF)), an investment bank focused principally on growth companies and growth investors. Prior to that position, Ryan spent eight years at E*TRADE Financial Corporation (NASDAQ: ETFC) as the Global and Corporate Controller, overseeing accounting operations, systems and financial reporting throughout its transformation from a nascent online investing company to a global financial services company. Ryan holds a Bachelor of Arts degree from University of California, Santa Barbara, and is a member of the California Society of Certified Public Accountants.

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Committees of the Board of Managers

The Board of Managers has formed an Audit Committee that has the responsibility and power to: (i) oversee the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of key service providers; (ii) approve, and recommend to the full Board of Managers for its ratification and approval in accord with applicable law, the selection and appointment of an independent auditor for the Fund prior to the engagement of such independent auditor; (iii) pre-approve all audit and non-audit services provided to the Fund by its independent auditor, directly or by the established pre-approval policies and procedures pursuant to which (A) the policies and procedures are detailed as to the particular service, (B) the Audit Committee is informed of each service, and (C) the Audit Committee’s responsibilities under the Exchange Act, may not be delegated to management (which, for purposes of this paragraph, includes the appropriate officers of the Fund, the Investment Adviser, the Fund Administrator, and other key service providers (other than the independent auditors)); (iv) pre-approve all non-audit services provided by the Fund’s independent auditor to the Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; (v) attempt to identify, through reports from the auditor and discussions with management: (A) conflicts of interest between management and the independent auditor as a result of employment relationships; (B) the provision of prohibited non-audit services to the Fund by the independent auditor; violations of audit partner rotation requirements; and (C) prohibited independent auditor compensation arrangements whereby individual auditors are compensated based on selling non-audit services to the Fund; (vi) (A) ensure that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent auditors and the Fund; (B) actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and (C) recommend that the Board of Managers take appropriate action in response to such formal written statement to satisfy themselves of the independent auditors’ independence; (vii) meet with the Fund’s independent auditors and management, including private meetings, as appropriate, to: (A) review the form and substance of the Fund’s financial statements and reports and to report the result of such meetings to the full Board of Managers; (B) review the arrangements for and the scope of the annual audit and any special audits or other special services; (C) discuss any matters of concern arising in connection with audits of the Fund’s financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of the audits; (D) review the quality and adequacy of the internal accounting staff (which, for purposes of this paragraph, includes the appropriate officers and employees of the Fund, the Investment Adviser, the Fund Administrator, and other key service providers (other than independent auditors); (E) consider the independent auditors’ comments with respect to the appropriateness and adequacy of the Fund’s financial policies, procedures and internal accounting controls (including computer system controls and controls over the daily net asset valuation process and the adequacy of the computer systems and technology used in the Fund’s operations) and review management’s responses thereto; (F) review the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380) requires discussion; and (G) review with the independent auditors their opinions as to the fairness of the financial statements; (viii) consider the effect on the Fund of: (A) any changes in accounting principles or practices proposed by management or the independent auditors; (B) any changes in service providers, such as accountants or administrators for the Fund, that could impact the Fund’s internal controls; or (C) any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources; (ix) review the fees charged by the independent auditors for audit and non-audit services; and (x) report its activities to the full Board of Managers on a regular basis and to make such recommendations with respect to the matters described above and other matters as the Audit Committee may deem necessary or appropriate.

The Audit Committee currently consists of each of the Fund’s Independent Managers and shall always be composed entirely of Independent Managers. Frank Haydu has been designated as the lead member of the Audit Committee for purposes of interacting with the Fund’s independent auditor.

At such times as one of the Independent Managers notifies the Board of Managers of his intent to step down from the Board of Managers, the Board of Managers will form a Nominating Committee. The Nominating Committee will have the power to nominate directors of the Fund who are not “interested persons” of the Fund as that term is defined in the 1940 Act, and to nominate officers of the Fund and appoint officers of the Fund to serve until the next meeting of the Board of Managers succeeding such action. The Committee will initially consist of each of the Fund’s Independent Managers. The Nominating Committee does not currently have a policy regarding whether it will consider nominees recommended by Members.

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All actions taken by a committee of the Board of Managers will be recorded and reported to the full Board of Managers at its next meeting following such actions.

Manager Ownership of Securities

The dollar range of equity securities owned by each Manager is set forth below.

Name of Manager	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Manager in Family of Investment Companies(1)
Independent Managers
Frank Haydu	$0	$0
Mark Radcliffe	$0	$0
Interested Managers
Sven Weber	$0	$0

(1)	The Fund is recently formed and has not issued Units to any person.

Independent Manager Ownership of Securities

As of October 9, 2012, none of the Independent Managers (or their immediate family members) owned securities of the Investment Advisor or the Placement Agent, or of an entity (other than a RIC) controlling, controlled by or under common control with the Investment Advisor or the Placement Agent.

Manager Compensation

The Fund will pay each Independent Manager a fee of $25,000 per annum. In addition, the Fund will reimburse each of the Independent Managers for travel and other expenses incurred in connection with attendance at such meetings. Each of the Independent Managers is a member of the Audit Committee and/or Nominating Committee, and receives a fee for each meeting attended. Other officers and Managers of the Fund receive no compensation.

The following table summarizes the compensation paid to the Managers of the Fund, including the Audit Committee and/or Nominating Committee fees, for the period from the Fund’s inception through October 9, 2012.

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Name of Manager	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Paid to Manager
Sven Weber	N/A	N/A	N/A	N/A
Frank Haydu	$0(1)	N/A	N/A	$0(1)
Mark Radcliffe	$0(1)	N/A	N/A	$0(1)

(1)	Each Independent Manager will be paid an aggregate of $25,000 per annum to act as a manager of the Fund.

The Investment Adviser

Under the supervision of the Board of Managers and pursuant to the Investment Advisory Agreement, SP Investments Management, LLC, a wholly owned subsidiary of SharesPost and an investment adviser registered with the SEC under the Advisers Act, serves as Investment Adviser to the Fund. The Investment Adviser is located at 1150 Bayhill Drive, San Bruno, California 94066.

The Investment Adviser was formed in November 2010 as a Delaware limited liability company, and registered with the SEC under the Advisers Act in June 2012. The Investment Adviser manages multiple investment vehicles which as of the end of the most recent fiscal quarter (June 30, 2012) held in the aggregate more than $158,000,000 under management.

Pursuant to the Investment Advisory Agreement, the Investment Adviser is responsible for developing, implementing and supervising the Fund’s investment program and providing day-to-day management services to the Fund. The Investment Advisory Agreement authorizes the Investment Adviser to implement the Fund’s investment program.

The Investment Adviser also provides office space, telephone services and utilities, and administrative, secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Investment Advisory Agreement.

For a discussion of the Investment Adviser’s compensation, see “Fees and Expenses – Advisory Fee” below.

Portfolio Managers

The portfolio managers of the Investment Adviser primarily responsible for the investment management of the Fund are the officers of the Fund. See above for biographies of each portfolio manager.

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Compensation of Portfolio Managers

Each of the portfolio managers receives a fixed annual salary and a discretionary bonus, which is dependent upon the overall performance of the Investment Adviser. The portfolio managers do not receive any additional compensation from the Fund for serving as a portfolio manager of the Fund.

Portfolio Manager Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Investment Adviser. The tables below show, for each portfolio manager, the number and asset size of (i) SEC-registered investment companies (or series thereof) other than the Fund, (ii) pooled investment vehicles that are not registered investment companies, and (iii) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of October 9, 2012.

See pages 48 through 49 below for details of certain conflicts of interest between the Fund and the Investment Adviser and its principals.

Other SEC-Registered Investment Companies Managed

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fees	Total Assets of Performance- Based Fee Accounts
Sven Weber	0	$0	0	$0
Ryan Stroub	0	$0	0	$0

Other Pooled Investment Vehicles Managed

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicles with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Sven Weber	23	$158,763,495	0	$0
Ryan Stroub	23	$158,763,495	0	$0

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Other Accounts Managed

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fees	Total Assets of Performance- Based Fee Accounts
Sven Weber	0	$0	0	$0
Ryan Stroub	0	$0	0	$0

The Fund Administrator

The Fund has entered into a Fund Administration Agreement (the “Fund Administration Agreement”) with the Fund Administrator to perform certain financial, accounting, corporate, administrative, registrar and transfer agency and other services on behalf of the Fund. The Fund Administrator will be paid a monthly fee (the “Fund Administration Fee”) by the Fund.

Between the Investment Adviser and the Fund Administrator, the Fund Administrator is responsible, pursuant to the Fund Administration Agreement and under the ultimate supervision of the Investment Adviser, for matters pertaining to the administration of the Fund, including, but not limited to, the following: (i) communicating with Members; (ii) performing registrar and transfer agency services; (iii) processing subscriptions; (iv) preparing and maintaining the financial and accounting records and statements of the Fund; (v) arranging for the provision of accounting, clerical and administrative services; and (vi) maintaining records of the Fund.

The Fund Administration Fee is based on the Fund Administrator’s standard schedule of fees charged by it for similar services. These fees are detailed in the Fund Administration Agreement, a copy of which is available from the Investment Adviser upon request and filed herewith. The Fund may retain other service providers affiliated with the Fund Administrator to perform the administrative services that would otherwise be performed by the Fund Administrator and such service providers may be located outside of the United States.

The term of the Fund Administration Agreement is for an indefinite period; provided that the Fund Administration Agreement is subject to termination by the Fund Administrator or by the Fund upon 90 calendar days’ written notice or immediately in certain other circumstances specified therein.

Under the Fund Administration Agreement:

(1)        the Fund has agreed to indemnify and hold harmless the Fund Administrator, its subsidiaries, affiliates, directors and other officers, shareholders, servants, employees, agents and permitted delegates and sub-delegates (together the “Fund Administrator Indemnified Parties”) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, claims, demands, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against any of them as a result of the services provided to the Fund (other than by reason of gross negligence, fraud or willful misconduct on the part of the Fund Administrator or any other Fund Administrator Indemnified Party in connection with the provision of the services to the Fund under the Fund Administration Agreement); and

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(2)        the Fund has agreed that, in the absence of material breach of the Fund Administration Agreement by the Fund Administrator or the gross negligence, fraud or willful misconduct by the Fund Administrator in the provision of the services thereunder, none of the Fund Administrator or any other Fund Administrator Indemnified Party shall be liable to the Fund on account of anything done, omitted or suffered by the Fund Administrator or any other Fund Administrator Indemnified Party in good faith in the provision of the services pursuant to the Fund Administration Agreement.

The Fund may engage a different administrator or perform such administrative services itself in its discretion upon notice to Members.

IN PROVIDING SERVICES AS AN ADMINISTRATOR, THE FUND ADMINISTRATOR DOES NOT ACT AS A GUARANTOR OF THE FUND’S UNITS. MOREOVER, THE FUND ADMINISTRATOR IS NOT RESPONSIBLE FOR ANY INVESTMENT DECISIONS OF THE FUND (ALL OF WHICH WILL BE MADE BY THE INVESTMENT ADVISER) OR THE EFFECT OF SUCH INVESTMENT DECISIONS ON THE PERFORMANCE OF THE FUND.

The Custodian

The Fund will enter into a custody agreement (the “Custody Agreement”) with the Custodian to act as the Fund’s custodian of all securities and cash at any time delivered to the Custodian, in each case in accordance with the provisions of Section 17 of the 1940 Act and any associated rules and regulations. The Custodian may place certain of the Fund’s assets with subcustodians and/or depositories.

The fees payable to the Custodian are based on its standard schedule of fees charged by the Custodian for similar services. These fees are detailed in the Custody Agreement, a copy of which is available from the Investment Adviser upon request and filed herewith. The Fund may retain other custodians from time to time without notice to, or approval of, any Member.

The term of the Custody Agreement is for an indefinite period; provided that the Custody Agreement is subject to termination by the Custodian or by the Fund upon 90 calendar days’ written notice.

The Escrow Agent

The Fund will enter into an escrow agreement (the “Escrow Agreement”) with the Escrow Agent to provide escrow services to the Fund.

The fees payable to the Escrow Agent are based on its standard schedule of fees charged by the Escrow Agent for similar services. These fees are detailed in the Escrow Agreement, a copy of which is available from the Investment Adviser upon request and filed herewith. The Fund may retain other escrow agents from time to time without notice to, or approval of, any Member.

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The term of the Escrow Agreement is for an indefinite period; provided that the Escrow Agreement is subject to termination by the Escrow Agent or by the Fund upon 90 calendar days’ written notice.

The Transfer Agent

The Fund will enter into a Transfer Agent Agreement with the Transfer Agent to provide transfer agent services to the Fund in connection with the sale and resale of Units. The term of the Transfer Agent Agreement is for an indefinite period; provided that the Transfer Agent Agreement is subject to termination by the Transfer Agent or by the Fund upon 90 calendar days’ written notice.

The Placement Agent

The Fund will enter into a Placement Agent Agreement with the Placement Agent to act as the Fund’s placement agent for the Units. The Placement Agent bears all of its expenses of providing placement services as described under that agreement. The Fund assumes and pays all charges not specifically assumed or otherwise to be provided by the Placement Agent under the Placement Agent Agreement. The Investment Adviser will enter into a Placement Agent Services Agreement with the Placement Agent. The Investment Adviser will pay the Placement Agent certain fees for providing placement services to the Fund and reimburse certain expenses incurred by the Placement Agent in connection with the registration of the Units for sale. See “Fees and Expenses – Placement Agent Expenses” below.

The term of each of the Placement Agent Agreement and Placement Agent Service Agreement is for an indefinite period; provided that the each agreement is subject to termination by the Fund or Investment Adviser, respectively, or the Placement Agent upon 90 calendar days’ written notice.

Liquidating Trust

The Board of Managers may, at its discretion if determined to be in the best interests of Members, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of, all or a portion of, the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the 1940 Act and applicable Delaware law, and could result in expenses that the Members would bear indirectly. There are no current plans to liquidate the Fund.

Independent Registered Public Accounting Firm and Legal Counsel

The Fund intends to select KPMG LLP as the independent registered public accounting firm of the Fund. As of the date of this filing, KPMG LLP is in the process of its standard client evaluation procedures and has not accepted the engagement. KPMG LLP’s principal business address is located at                        .

The law firm of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, New York, New York 10017, serves as legal counsel to the Fund. The firm may also act as legal counsel to the Investment Adviser and its affiliates with respect to various matters. The firm does not represent potential investors with respect to their investment in the Fund.

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FEES AND EXPENSES

Advisory Fee

The Fund will pay to the Investment Adviser, as compensation for its investment advisory services, an Advisory Fee. The Advisory Fee shall accrue monthly at a rate equal to approximately 0.083% (a 1.00% annual rate) of the net asset value of the Fund, as of the Fiscal Period Closing of each Fiscal Period. The net asset value of the Fund is determined by subtracting the Fund’s liabilities from the fair market value of its assets, to be determined as set forth under “Valuation of Fund Assets” below. The Advisory Fee will be paid to the Investment Adviser on each Fiscal Period Closing. A discussion regarding the basis for the Board of Managers approval of the Investment Advisory Agreement, or any future amendments, will be available in the Fund’s annual and semi-annual report to Members.

Distribution Fee

Upon each Liquidation Event, a Distribution Fee equal to 10% of the cash proceeds received by the Fund pursuant to such Liquidation Event will be paid to the Investment Adviser. The Distribution Fee is not a performance-based fee. The combination of the Advisory Fee and the Distribution Fee create a fee structure that is higher than that of most registered investment companies. This is due to the intense level of research and investigation that is required to implement the Fund’s investment strategy of seeking capital gain from investments in companies which have not yet become publicly traded.

Fund Administrative Fee

The Fund will pay the Fund Administrator a monthly administrative fee.

Placement Agent Expenses

Pursuant to the Placement Agent Agreement between the Fund and the Placement Agent, the Placement Agent bears all of its expenses of providing placement services as described under that agreement. The Fund assumes and pays all charges not specifically assumed or otherwise to be provided by the Placement Agent under the Placement Agent Agreement. The Fund pays, among other things: (i) all fees and expenses in connection with the registration of the Fund and the Units under the United States securities laws and the registration and qualification of Units for sale in the various jurisdictions in which the Fund will determine it advisable to qualify such Units for sale; and (ii) the cost of preparing and printing of sufficient copies of the Fund’s Prospectus and any other sales material (and any supplements or amendments thereto). The Placement Agent serves in such capacity on a reasonable best efforts basis, subject to various conditions, and may retain Selling Agents to assist in the placement of Units. The Placement Agent is a wholly owned subsidiary of SharesPost.

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Pursuant to a Placement Agent Services Agreement between the Investment Adviser and the Placement Agent, the Investment Adviser will pay the Placement Agent certain fees for providing placement services to the Fund and reimburse certain expenses incurred by the Placement Agent in connection with the registration of the Units for sale. The maximum amount of items of compensation payable to the Placement Agent under the Placement Agent Services Agreement (excluding reimbursement of expenses) will not exceed    % of the gross offering proceeds.

Other Expenses

The Fund pays all of its organizational and investment expenses, including, but not limited to, brokerage commissions (if any) and all other costs of executing transactions, interest expense, insurance expense, custodial expense, and all ongoing ordinary administrative and operational costs of the Fund, including (but not limited to) legal costs, accounting costs, taxes and any fees paid to the Fund Administrator or the Custodian (each as defined below) and all expenses incurred in connection with the offering and sale of its Units and communications with Members. The Fund also directly pays any extraordinary operating expenses.

The Investment Adviser bears all ongoing ordinary administrative and operational costs of the Investment Adviser, including employees’ salaries, facilities, travel costs, technology costs, office supplies, research and data costs, and its own legal, accounting and filing.

VOTING

Each Member will have the right to cast a number of votes based on the number of Units held by such Member at any meeting of Members called by (i) the Board of Managers or (ii) Members holding at least a majority of the total number of votes eligible to be cast by all Members. Members will be entitled to vote on any matter on which shareholders of a RIC organized as a corporation would be entitled to vote, including selection of Managers. Except for the exercise of their voting privileges, Members will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

CONFLICTS OF INTEREST

The following actual and potential conflicts of interest exist in respect of the Fund:

(1)        Role of the Investment Adviser. The Investment Adviser has an inherent conflict of interest in recommending itself to the Board of Managers as the Fund’s Investment Adviser and acting in the Members’ best interests. The Investment Adviser does not intend to recommend that the Board of Managers replace the Investment Adviser as investment adviser even if doing so were in the Fund’s best interests. Further, the compensation payable to the Investment Adviser by the Fund has not been negotiated at arm’s-length.

(2)        Other Activities. The principals of the Investment Adviser will devote substantially all of their working time to the management and operation of the Investment Adviser, including the investment process, monitoring and management of the Fund and other investment funds. However, the principals of the Investment Adviser may be involved in other business ventures. The Fund will not share in the risks or rewards of the Investment Adviser or its principals with respect to such other ventures. However, such other ventures will compete for their time and attention and might create other conflicts of interest. The Investment Advisory Agreement does not require the Investment Adviser to devote its full time or any specified portion of its time to the Fund, although the Investment Adviser intends to dedicate a reasonable amount of time to the Fund and its activities.

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(3)        Other Products Offered by the Investment Adviser. The Fund may utilize an investment program similar to the investment program utilized by the Investment Adviser for other funds it advises. Such other products may make continuous offerings of securities contemporaneously with the offerings of the Fund, and the Investment Adviser has discretion as to whether investors are offered Units of the Fund or units, interests or otherwise in such other funds. Even if such other funds are generally closed to new investment, such funds may accept subscriptions at the time to replace amounts withdrawn.

(4)        Preferential Terms. Affiliates of the Investment Adviser, other than the Fund, may invest in SPO100 Companies on terms more favorable than those available to the Fund.

(5)        Cross Trades with other Clients of the Investment Adviser. To the extent permitted under Section 17 of the 1940 Act, the Investment Adviser may cause the Fund to purchase securities from or sell securities and interests in SPO100 Companies to other clients or funds advised by the Investment Adviser when the Investment Adviser believes such transactions are appropriate and in the best interests of the Fund and such other clients or funds. In the event the Investment Adviser wishes to reduce the investment of one or more such funds in an SPO100 Company and increase the investment of other funds in such SPO100 Company, it may effect such transactions by directing the transfer of the interests between funds. The Investment Adviser may also effect such transactions in order to re-balance portfolios and provide better liquidity to the funds involved. Any such purchase and sale will take place at the fair market value of the securities being purchased or sold, determined by the Valuation Committee, where possible, based on the implied valuation of the security as reflected by stock purchase contracts reported on the SharesPost Trading Platform. Any incremental costs and expenses associated with any such investment will be borne by all such classes of such funds (including the Fund) on a pro rata basis. In addition, the Investment Adviser may recommend that the Fund purchase or sell an investment that is being sold or purchased, respectively, at the same time by the Investment Adviser, an affiliate or another advisory client. In relation to cross trades and such simultaneous purchases and sales, the Investment Adviser may have a conflict of interest between acting in the best interests of the Fund and assisting another fund or client by selling or purchasing a particular fund interest.

(6)        Selling Agents. Selling Agents may receive ongoing compensation in respect of selling Units, and they may have a conflict of interest in consulting with investors as to the purchase and repurchase of Units. Further, Selling Agents may receive different amounts of compensation with respect to sales of the Units than from other products advised by the Investment Adviser and/or its affiliates, and therefore may have incentives to favor one or more products over others.

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INVESTOR SUITABILITY

An investment in the Fund involves a considerable amount of risk. It is possible that a Member may lose some or all of its money. Before making an investment decision, each prospective investor should, among other things: (i) consider the suitability of the investment with respect to its investment objectives and personal situation; and (ii) consider other factors, including its personal net worth, income, risk tolerance, tax situation and liquidity needs. An investor should invest in the Fund only money that it can afford to lose and it should not invest in the Fund money to which it will need access in the short term or on a frequent basis. In addition, prospective investors should be aware of how the Fund’s investment strategies fit into its overall investment portfolio because the Fund is not designed to be, by itself, a well-balanced investment for a particular investor.

SUBSCRIPTION FOR UNITS

There is no minimum investment in the Fund. The Fund may accept both initial and additional applications by investors to purchase Units at such times as the Fund may determine, subject, in the case of investors purchasing Units with cash, to the receipt of cleared funds on or prior to the third business day prior to the relevant subscription date (or such other acceptance date set by the Fund and notified to prospective Members prior to a subscription date). Investors may also purchase Units by contributing securities of SPO100 Companies to the Fund. The Valuation Committee shall determine the valuation of such securities and the number of Units for which such securities may be exchanged.

If the Fund has not received initial subscriptions of at least $5 million (the “Initial Minimum Target”) on or before the 90th calendar day after the day on which this Prospectus is declared effective by the SEC (the “Offering Closing Date”), the Escrow Agent will return to subscribers the amount of their subscriptions within 45 days after the Offering Closing Date. The Advisory Fee will be waived during the time period that the subscription amounts are held by the Escrow Agent pending the Initial Closing Date. The Offering shall terminate upon the earlier of (i) the sale of all of the Units and (ii) two years from the date of this Prospectus.

If aggregate subscriptions to the Fund of at least the Initial Minimum Target are received on or before the Offering Closing Date, the Escrow Agent will release the full amount of subscriptions to the Fund and the Fund will commence operations.

Pending investment in the Fund, the proceeds of the continuous offering will be transferred to the Fund’s Custodian by the Escrow Agent. After each serial closing, the balance in such custodial account, including any interest earned, will be invested pursuant to the Fund’s investment policies. Any interest accrued in such account will be for the benefit of all Members and not any particular Member.

The Fund expects to offer Units once a month for the first year after the Initial Closing Date and thereafter on a quarterly basis. The Board of Managers, however, reserves the right to hold closings more or less frequently.

Both initial and additional purchases of Units may be accepted from investors at such times as the Board of Managers may determine on the terms set forth below. The Board of Managers may, in its discretion, suspend or discontinue the offering of Units, as well as the trading of Units by Members, at any time (e.g., to the extent required for purposes of compliance with the securities laws, in response to market conditions in the securities market(s), or otherwise) or permit purchases on a more frequent basis.

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All investors making purchases of Units from the Fund and from existing Members (and all other transferees of existing Members) must execute and submit a completed subscription agreement for investment in the Fund. The Fund has the sole right to accept subscriptions for Units and reserves the right to reject in its complete and absolute discretion any application for Units in whole or in part. The Fund also reserves the right to suspend purchases of Units at any time.

By purchasing Units, each new Member will be bound by all of the terms of the LLC Agreement. Each prospective investor will also be required to represent and warrant in a subscription agreement, among other things, that the investor is purchasing Units for its own account.

By subscribing for Units, each Member agrees to indemnify and hold harmless the Fund, the Board of Managers, the Investment Adviser, and each other Member, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of the LLC Agreement or any misrepresentation made by that Member in connection with any such transfer.

REDEMPTIONS AND REPURCHASES OF UNITS

No Right of Repurchase

Units are not redeemable. No Member will have the right to require the Fund to repurchase its Units.

The Board of Managers, from time to time, and in its sole and absolute discretion, may determine to cause the Fund to Offer to repurchase Members’ Units at net asset value per Unit on a specified date pursuant to a tender offer to repurchase Units. In any Offer, the Board of Managers may determine to cause the Fund to repurchase less than the full amount of Units that Members requested to be repurchased. In determining whether the Fund should make an Offer to repurchase Units from Members in response to repurchase requests, and the number of Units that will be the subject of such Offer, the Board of Managers will consider, among other things, the recommendation of the Investment Adviser.

RESALES; TRANSFERS OF UNITS

Resales of Units

After the Initial Closing Date, Members shall have the opportunity to offer their Units for resale on the SharesPost Trading Platform and have such opportunities made visible to other potential investors. However, access to the SharesPost Trading Platform for resales of Units may be, from time to time, restricted by the Investment Adviser and/or SharesPost Financial for the purpose of compliance with the securities laws, in response to market conditions in the securities markets, or otherwise.

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Transfers of Units

Units held by Members may be transferred to any other investors. Each transferring Member and transferee must agree to pay all expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. If a Member transfers Units, the Fund will promptly take all necessary actions so that each transferee or successor to whom the Units are transferred is admitted to the Fund as a Member.

BORROWING

The Fund generally does not expect to engage in borrowings.

ANNUAL DISTRIBUTIONS

The Fund will make deemed distributions of the net profits of a Liquidation Event to Members (subject to the distribution reinvestment option, as described below). However, to the extent distributions are made, the Board of Managers has the right to cause distributions to be made in cash or in-kind to the Members in its sole discretion.

DISTRIBUTION REINVESTMENT OPTION

The Fund provides distribution options for its Members. Under these options, if the Fund declares a distribution, then a Member’s distribution will be automatically reinvested in additional Units unless the Member has specifically elected in its subscription agreement or otherwise to receive cash. Pursuant to the distribution reinvestment option, a Member will receive additional Units, including fractions of Units, at a price equal to the closing price of Units on the SharesPost Trading Platform on the date of distribution. However, if the Board of Managers determines that there is insufficient trading of Units on the distribution date such that the closing price on such date does not accurately reflect the fair market value of Units, then the net asset value per Unit on the distribution date will be used for this purpose.

The automatic reinvestment of Annual Distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such Annual Distributions. See “Material U.S. Federal Income Tax Considerations.”

VALUATION

The Board of Managers will designate the valuation committee of the Investment Adviser to serve as the valuation committee of the Fund (the “Valuation Committee”). The Valuation Committee’s function, subject to the oversight of the Board of Managers, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Valuation Committee by the Investment Adviser. The Valuation Committee will be assigned to act in accordance with the Fund’s valuation procedures as approved by the Board of Managers. The Board of Managers reviews matters arising from the Valuation Committee’s considerations. Members may request information about the members of the Valuation Committee by written request to the Fund.

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The net asset value of the Fund equals the excess of the Fund’s assets over its liabilities. For purposes of calculating the net asset value of the Fund, the fair market value of an asset of the Fund will be determined by the Valuation Committee, where possible, based on the implied valuation of the asset as reflected by stock purchase contracts reported on the SharesPost Trading Platform. Where such information is not available or reliable, the Investment Adviser will determine fair market value of Fund assets in accordance with consistently applied policies and procedures established by the Valuation Committee and in accordance with GAAP.

RESERVES

Liabilities shall be determined in accordance with GAAP. However, the Investment Adviser, in its discretion, may from time to time provide reserves for liabilities and expenses where the amounts of such items are not known and no accrual under generally accepted accounting principles would be required.

LEGAL PROCEEDINGS

As of October 9, 2012, the Fund is not currently a party to in any legal proceeding that we believe would have a material adverse effect upon the Fund or the ability of the Investment Adviser to perform its contract with the Fund.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to the Fund and to an investment in Units. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the following does not describe tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of Members subject to special treatment under U.S. federal income tax laws, including Members subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions and Non-U.S. Members, defined below. This summary assumes that Members hold Units as capital assets (generally, property held for investment). The discussion is based upon the Code, temporary and final Treasury regulations and administrative and judicial interpretations, each as of the date of this Prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has neither sought nor will seek any ruling from the Internal Revenue Service, or “IRS,” regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

A “U.S. Member” is a beneficial owner of Units that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

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•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	a trust, if a court within the United States has primary supervision over its administration and one of more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Member” is a beneficial owner of Units that is not a U.S. Member.

If an entity treated as a partnership for U.S. federal income tax purposes holds Units, the U.S. federal income tax treatment of a member of the entity would generally depend upon the status of the member and the activities of the entity. A prospective Member that is such an entity or a member of such an entity should consult its own tax advisors with respect to the purchase, ownership and disposition of Units.

Tax matters are very complicated and the tax consequences to an investor of an investment in Units will depend on the facts of its particular situation. Members are encouraged to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

The Fund will elect to be treated as a RIC under Subchapter M of the Code. As a qualifying RIC, the Fund generally would not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to Members as dividends. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to Members, for each taxable year, an amount equal to at least 90% of the Fund’s “investment company taxable income,” which is generally its ordinary income plus the excess of recognized net short-term capital gain over recognized net long-term capital loss, reduced by deductible expenses, which is referred to as the “Annual Distribution Requirement.”

Taxation as a RIC

If the Fund:

•	qualifies as a RIC; and

•	satisfies the Annual Distribution Requirement;

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then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (generally, recognized net long-term capital gain in excess of recognized net short-term capital loss) distributed to Members. The Fund will be subject to U.S. federal income tax at regular corporate rates on any income or capital gain not distributed (or deemed distributed) to Members. However, as a RIC, the Fund cannot deduct its net operating loss carryovers against its taxable income. We may realize substantial net operating losses.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (1) 98% of the Fund’s ordinary income for each calendar year, (2) 98.2% of the Fund’s capital gain net income for the one-year period generally ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years, which is referred to as the “Excise Tax Avoidance Requirement.” The Fund currently intends to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

•	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock or securities, which the Fund refers to as the “90% Income Test;” and

•	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer; and

•	no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer, the securities of two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships which the Fund refers to as the “Diversification Tests.”

In addition, if we qualify as a non-publicly offered RIC, discussed below, we generally would be required to ensure that, for U.S. federal income tax purposes, all of our distributions to Members are pro rata, with no preference as to any share of stock as compared with other shares of the same class, and with no preference to one class of stock as compared with another except to the extent that the former is entitled to such preference. If we violated this “no preference” requirement, we could be subject to U.S. corporate income tax and/or be disqualified as a RIC. We cannot provide assurance that we will not violate this requirement.

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Furthermore, certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (b) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (c) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (d) adversely affect the time when a purchase or sale of stock or securities is deemed to occur or (e) adversely alter the characterization of certain complex financial transactions. We will monitor our transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that we will be eligible for any such tax elections or that any elections we make will fully mitigate the effects of these provisions. Gain or loss recognized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Members will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by us.

Our functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

Although the Fund is not prohibited from making foreign investments, currently the Fund does not anticipate making any significant foreign investments. However, if the Fund acquires any equity interest in an entity treated as a “passive foreign investment company” for U.S. federal income tax purposes, we could be subject to significant adverse tax consequences.

In general, the Fund may sell assets in order to satisfy distribution requirements. However, the Fund’s ability to dispose of assets to meet the distribution requirements may be limited by (1) the illiquid nature of its portfolio and (2) other requirements relating to the Fund’s status as a RIC, including the Diversification Tests. If the Fund disposes of assets to meet the Annual Distribution Requirement, the Diversification Test, or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

If the Fund fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the Fund will be subject to tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to Members. In that case, all of the Fund’s income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to Members. In contrast, assuming the Fund qualifies as a RIC, its corporate-level U.S. federal income tax should be substantially reduced or eliminated.

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The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Members

Whether an investment in our Units is appropriate for a U.S. Member will depend upon that person’s particular circumstances. An investment in our Units by a U.S. Member may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in our Units by taxable U.S. Members and not by U.S. Members that are generally exempt from U.S. federal income taxation. U.S. Members should consult their own tax advisors before investing in our Units.

Exchanges

While an investment in the Fund with cash generally would not be taxable, the Fund provides the opportunity for holders of securities in SharesPost 100 private companies to acquire Units of the Fund in exchange for such securities. Such exchanges generally would be taxable to these exchanging holders.

Distributions on our Units

Distributions by us, whether in cash or in-kind, generally are taxable to U.S. Members as ordinary income or long-term capital gain. Distributions of our investment company taxable income (which is, generally, our net income excluding net capital gain) will be taxable as ordinary income to U.S. Members to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional Units. Distributions of our net capital gain (which is generally the excess of our net long-term capital gain over our net short-term capital loss) properly reported by us as “capital gain dividends” will be taxable to a U.S. Member as long-term capital gain in the case of individuals, trusts or estates. This is true regardless of the U.S. Member’s holding period for his, her or its Units and regardless of whether the distribution is paid in cash or reinvested in additional Units. Distributions in excess of our earnings and profits first will reduce a U.S. Member’s adjusted tax basis in such U.S. Member’s Units and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. Member. We may make distributions in excess of our earnings and profits. As a result, a U.S. Member will need to consider the effect of our distributions on such U.S. Member’s adjusted tax basis in our Units in their individual circumstances.

A portion of our distributions, but not those reported as capital gain dividends, paid to corporate U.S. Members may, if certain conditions are met, qualify for the 70% dividends-received deduction to the extent that we have received dividends from certain corporations during the taxable year, but only to the extent such distributions are treated as paid out of our earnings and profits. We expect only a small portion of our distributions to qualify for this deduction.

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In general, for taxable years beginning before January 1, 2013, “qualified dividend income” recognized by non-corporate U.S. Members is taxable at the same rate as net capital gain. Generally, qualified dividend income is distribution income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements as met. As long as certain requirements are met, our distributions paid to non-corporate U.S. Members attributable to qualified dividend income may be treated by such U.S. Members as qualified dividend income, but only to the extent such distributions are treated as paid out of our earnings and profits. We expect only a small portion of our distributions to qualify as qualified dividend income.

Although we currently intend to distribute any of our net capital gain at least annually (which would be automatically reinvested unless a Member opts out of the distribution reinvestment option), we may in the future decide to retain some or all of our net capital gain, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. Member will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. Member, and the U.S. Member will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. Member’s tax basis for his, her or its Units.

Because we expect to pay tax on any retained net capital gain at our regular corporate tax rate, and because that rate currently is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual U.S. Members will be treated as having paid and for which they will receive a credit would exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Member’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds the U.S. Member’s liability for U.S. federal income tax. A U.S. Member that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide a written statement to our U.S. Members reporting the deemed distribution after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

We will be subject to the alternative minimum tax, also referred to as the “AMT,” but any items that are treated differently for AMT purposes must be apportioned between us and our U.S. Members and this may affect U.S. Members’ AMT liabilities. Although Treasury regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that distributions paid to each U.S. Member bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Member will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to U.S. Members of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Members on December 31 of the year in which the distribution was declared.

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We have the ability to declare a large portion of a distribution in Units. As long as a portion of such distribution is paid in cash (which portion could have been as low as 10% for taxable years ending on or before December 31, 2011) and certain requirements are met, the entire distribution will be treated as a distribution for U.S. federal income tax purposes. As a result, our U.S. Members will be taxed on 100% of the distribution in the same manner as a cash distribution, even though most of the distribution was paid in Units.

If a U.S. Member purchases Units shortly before the record date of a distribution, the price of the Units will include the value of the distribution and the U.S. Member will be subject to tax on the distribution even though it represents a return of his, her or its investment. We have built-up or have the potential to build up large amounts of unrealized gain which, when realized and distributed, could have the effect of a taxable return of capital to U.S. Members.

If we do not have at least 500 Members for an entire taxable year, we may be treated as a “non-publicly offered RIC.” As a non-publicly offered RIC, we cannot deduct our “affected RIC expenses” which instead are allocated to our Members. Our U.S. Members who or that are “affected investors” must treat such allocations as a taxable dividend and can deduct such expenses subject to the limitations imposed on “miscellaneous itemized deductions.” We believe that substantially all of our expenses would be treated as “affected RIC expenses.” “Affected investors” include individuals, trusts and estates. We may be treated as a non-publicly offered RIC in any taxable year.

Sale or other Disposition of our Units

A U.S. Member generally would recognize taxable gain or loss if the U.S. Member sells or otherwise disposes of his, her or its Units. The amount of gain or loss will be measured by the difference between such U.S. Member’s adjusted tax basis in the Units sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Member has held his, her or its Units for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Units held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Units. In addition, all or a portion of any loss recognized upon a disposition of Units may be disallowed if substantially identical Units are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

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U.S. Federal Income Tax Rates

For taxable years beginning before January 1, 2013, in general, U.S. Members who or that are individuals, trusts or estates are subject to a maximum U.S. federal income tax rate of 15% on their net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss for a taxable year, including long-term capital gain derived from an investment in our Units). Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Members currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate that also applies to ordinary income. Non-corporate U.S. Members with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. Member in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Members generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

For taxable years beginning after December 31, 2012, non-corporate U.S. Members generally will be subject to a 3.8% Medicare tax on their “net investment income,” which ordinarily includes taxable distributions or deemed distributions on Units, as well as taxable gain on the disposition of Units. It is also very likely that “net investment income” would include, for this purpose any taxable income or gain on any other securities we may offer.

Information Reporting and Backup Withholding

We will send to each of our U.S. Members, after the end of each calendar year, a notice providing, on a per Unit and per distribution basis, the amounts includible in such U.S. Member’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Member’s particular situation.

We may be required to withhold U.S. federal income tax (“backup withholding”), currently at a rate of 28% (subject to increase to 31% after 2012), from all taxable distributions to any non-corporate U.S. Member (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such U.S. Member is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such U.S. Member has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax. Any amount withheld under backup withholding is allowed as a credit against the U.S. Member’s U.S. federal income tax liability and may entitle such U.S. Member to a refund, provided that proper information is timely provided to the IRS.

Withholding and Information Reporting on Foreign Financial Accounts

For taxable years beginning after December 31, 2012, a U.S. withholding tax at a 30% rate will be imposed on distributions and proceeds of sale in respect of our Units received by U.S. Members who own their Units through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. We will not pay any additional amounts in respect to any amounts withheld.

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Under U.S. Treasury regulations, if a U.S. Member recognizes a loss with respect to Units of $2 million or more for a non-corporate U.S. Member or $10 million or more for a corporate U.S. Member in any single taxable year (or a greater loss over a combination of years), the U.S, Member must file with the IRS a disclosure statement on Form 8886. Direct U.S. Members of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders or members of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders or members of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. Members should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Failure to Qualify as a RIC

If the Fund were unable to qualify for treatment as a RIC, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular corporate rates. The Fund would not be able to deduct distributions to Members, nor would they be required to be made. Distributions would generally be taxable to non-corporate Members as ordinary distribution income eligible for the reduced rates of U.S. federal income tax to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. Members eligible for the dividends would receive deductions. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Member’s tax basis, and any remaining distributions would be treated as a capital gain. If the Fund were to fail to meet the RIC requirements in its first taxable year or, with respect to later years, for more than two consecutive years, and then to seek to requalify as a RIC, the Fund would be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period.

INVESTMENT BY EMPLOYEE BENEFIT PLANS

General

The following section sets forth certain consequences which should be considered by a fiduciary before acquiring Units on behalf of (i) an “employee benefit plan” as defined in and subject to the fiduciary responsibility provisions of ERISA, (ii) a “plan” as defined in and subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or (iii) an entity deemed to hold “plan assets” as a result of investments in the entity by such Plans (each such fiduciary is referred to herein as a “Plan Fiduciary”). The following summary is not intended to be complete, but only to address certain questions under ERISA and the Code which are likely to be raised by the Plan Fiduciary’s own counsel.

In general, the terms “employee benefit plan” as defined in ERISA and “plan” as defined in Section 4975 of the Code together refer to any plan or account of various types which provides retirement benefits or welfare benefits to an individual or to an employer’s employees and their beneficiaries. Such plans and accounts include, but are not limited to, corporate pension and profit-sharing plans, “simplified employee pension plans,” Keogh plans for self-employed individuals (including partners), individual retirement accounts described in Section 408 of the Code and medical benefit plans.

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Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the Plans investing in the Fund for the purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, the Investment Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any Plan that becomes a Member of the Fund, solely as a result of the Plan’s investment in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to a Plan, including prudence, diversification, prohibited transaction, and other standards. In determining whether to invest assets of a Plan in the Fund, a Plan Fiduciary must give appropriate consideration to the facts and circumstances that are relevant to an investment in the Fund, including the role an investment in the Fund plays in the Plan’s investment portfolio. Each Plan Fiduciary, before deciding to invest in the Fund, must be satisfied that investment in the Fund is a prudent investment for the Plan, that the investments of the Plan, including the investment in the Fund, are diversified so as to minimize the risks of large losses and that an investment in the Fund complies with the documents of the Plan and any related trust.

EACH PLAN FIDUCIARY CONSIDERING ACQUIRING UNITS MUST CONSULT ITS OWN LEGAL AND TAX ADVISORS BEFORE DOING SO.

Prohibited Transactions

Section 406 of ERISA and Section 4975 of the Code prohibit certain transactions involving the assets of a Plan and certain persons (referred to as “parties in interest” under ERISA or “disqualified persons” under the Code) having certain relationships to such Plans, unless an exemption is available. A party in interest or disqualified person who engages in a prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code. In addition, a Plan Fiduciary who permits a Plan to engage in a transaction that the Plan Fiduciary knows or should know is a prohibited transaction may be liable to the Plan for any loss the Plan incurs as a result of the transaction or for any profits earned by the fiduciary in the transaction.

In general, Units may not be purchased with the assets of a Plan if the Investment Adviser, any member of the Board of Managers, the Placement Agent, any other selling agent, any of their respective affiliates, or any of their respective agents or employees (collectively, the “Fund Affiliates”) either: (a) has investment discretion with respect to the investment of such plan assets; (b) has authority or responsibility to give or regularly gives investment advice with respect to such plan assets, for a fee, and pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such plan assets and that such advice will be based on the particular investment needs of the Plan; or (c) is an employer maintaining or contributing to such Plan. A party that is described in clause (a) or (b) of the preceding sentence is a fiduciary under ERISA and the Code with respect to the Plan, and any such purchase might result in a prohibited transaction under ERISA and the Code, as described above. There are certain exemptions from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code may be applicable, depending in part on the type of Plan Fiduciary making the decision to acquire Units and the circumstances under which that decision is made.

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A Plan and Plan Fiduciary considering investing in the Fund should consult with its legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code or whether the investment is entitled to an exemption. A Plan Fiduciary will be required to represent that the decision to invest in the Fund was made by them as a fiduciary duly authorized to make such investment decisions, that the decision was made independent of all of the Fund Affiliates, and that the Plan Fiduciary has not relied on any individualized advice or recommendation of a Fund Affiliate as a primary basis for the decision to invest in the Fund.

Except as otherwise set forth, the foregoing statements regarding the consequences under ERISA and the Code of an investment in the Fund are based on the provisions of the Code and ERISA as currently in effect, and the existing administrative and judicial interpretations thereunder. No assurance can be given that administrative, judicial or legislative changes will not occur that may make the foregoing statements incorrect or incomplete.

OFFERING OF UNITS TO PLANS IS IN NO RESPECT A REPRESENTATION BY THE INVESTMENT ADVISER OR ANY OTHER PARTY RELATED TO THE FUND THAT THIS INVESTMENT MEETS THE RELEVANT LEGAL REQUIREMENTS WITH RESPECT TO INVESTMENTS BY ANY PARTICULAR PLAN OR THAT THIS INVESTMENT IS APPROPRIATE FOR ANY PARTICULAR PLAN. THE PERSON WITH INVESTMENT DISCRETION SHOULD CONSULT WITH HIS OR HER ATTORNEY AND FINANCIAL ADVISERS AS TO THE PROPRIETY OF AN INVESTMENT IN THE FUND IN LIGHT OF THE CIRCUMSTANCES OF THE PARTICULAR PLAN.

SUMMARY OF THE LLC AGREEMENT

An investor in the Fund will be a Member of the Fund, and its rights in the Fund will be established and governed by the LLC Agreement that has been filed as an exhibit to this Prospectus with the SEC. An investor and their advisers should carefully review the LLC Agreement, as each Member will be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the LLC Agreement that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement.

Units; Members

Persons who are admitted to the Fund as a member of the Fund and named as a member of the Fund on the books and records of the Fund maintained by the Transfer Agent will be Members of the Fund. Members shall receive Units in exchange for cash or securities in the discretion of the Board of Managers. Additional investors may be admitted to the Fund as Members and additional Units or other equity interests may be created and issued from time to time.

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Indemnification

Each Member acknowledges that the Fund has agreed to indemnify and hold harmless the Investment Adviser and the Managers and their respective Affiliates (as defined below), principals, members, shareholders, partners, officers, directors, employees, agents and representatives (each, an “Indemnified Person”) from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, proceedings, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, all reasonable costs and expenses of attorneys, defense, appeal and settlement of any and all suits, actions or proceedings instituted or threatened against the Indemnified Person or the Fund) and all costs of investigation in connection therewith sustained in connection with the Fund; provided that the same was not the result of willful misconduct, bad faith or gross negligence in the performance of such Indemnified Person’s duties or by reason of such Indemnified Person’s reckless disregard of their obligations and duties, on the part of the Investment Adviser, Board of Managers or its Affiliates, or such Manager.

“Affiliate” shall mean an “affiliated person” as such term is defined in the 1940 Act.

The LLC Agreement provides that the Board of Managers may cause the Fund, at the Fund’s expense, to purchase insurance to insure the Indemnified Person against liability (including liability arising in connection with the operation of the Fund), including, without limitation, for a breach or an alleged breach of their responsibilities.

The LLC Agreement provides that advances by the Fund to an Indemnified Person for legal expenses and other costs incurred as a result of a legal action will be made only if (1) such suit, action or proceeding relates to or arises out of any action or inaction on the part of the Indemnified Person in the performance of its duties or provision of its services on behalf of the Fund or otherwise in connection with the business or affairs of the Fund; and (2) the Indemnified Person undertakes to repay the advanced funds, with interest at a risk-free rate from the initial date of such advance, to the Fund in cases in which they would not be entitled to indemnification under the terms of the LLC Agreement.

Limited Liability of Members

Under Delaware law and the LLC Agreement, no Member shall be liable for debt, obligations and liabilities of the Fund, and no Member shall be obligated personally for any such debt, obligation or liability of the Fund solely by reason of being a Member or be required to make additional contributions to the capital of the Fund.

Limited Liability of Indemnified Persons

Under the LLC Agreement, with respect to the liabilities of the Fund, all such liabilities shall be paid or otherwise satisfied from the Fund’s assets; and except to the extent otherwise required by law, shall not in any event be payable in whole or in part by any Indemnified Person.

Amendment of the LLC Agreement

The terms and provisions of the LLC Agreement may be modified or amended from time to time with the prior written consent of the Board of Managers and of Members having, in the aggregate, a majority of the Units insofar as is consistent with the laws governing the LLC Agreement, including the 1940 Act.

No amendment to the LLC Agreement may be made without the consent of the Board of Managers. However, the consent of each Member shall be required for any amendment which would reduce such Member’s amount of cash or fair market value of property contributed per Unit or amend the provisions of the LLC Agreement governing amendments to the LLC Agreement.

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In addition, the Board of Managers may, without the consent of any Member, amend the LLC Agreement: (i) to reflect any change in the amount or character of the cash or fair market value of property contributed by any Member; (ii) to admit an additional Member or withdraw a Member in accordance with the terms of the LLC Agreement; (iii) to correct any false or erroneous statement, or to make a change in any statement in order that such statement shall accurately represent the terms of the LLC Agreement; (iv) to reflect any change that is necessary to qualify the Fund as a limited liability company under the laws of any state; (v) to reflect any change in the name or principal place of business of the Fund; (vi) to make any other change or amendment that does not require the vote, approval or consent of Members under the 1940 Act, state law or the LLC Agreement; provided that such change or amendment has been approved by a majority of the Board of Managers and a majority of the Independent Managers; and (vii) to prepare, execute and file (or cause to be filed) with the SEC, on behalf of the Fund, (1) any and all supplements or amendments to a Registration Statement and or the prospectus related to such Registration Statement and (2) any periodic filings required to be made under the 1940 Act or the 1933 Act.

No amendment to the LLC Agreement will be valid to the extent such amendment was not approved in accordance with the provisions of the 1940 Act.

Term and Dissolution

The Fund shall be dissolved and its affairs wound-up upon the occurrence of any of the following events: (i) the election by the Board of Managers to dissolve the Fund prior to the expiration of its terms, subject, to the extent required by the 1940 Act, to the consent of the Members; and (ii) a decree of dissolution entered against the Fund under state law. Dissolution of the Fund shall be effective on the day on which the event occurs giving rise to the dissolution.

Upon dissolution of the business of the Fund, the Board of Managers shall, by the end of the calendar year of the liquidation (or, if later, within 90 calendar days after the date of such liquidation) make distributions out of Fund assets in the following order of priority: (i) to payment of the expenses of liquidation and to creditors of the Fund who are not Members; (ii) to setting up any reserves that the liquidator may deem necessary or appropriate for any anticipated obligations or contingencies of the Fund or of the liquidator arising out of or in connection with the operation and business of the Fund; and (iii) to the Members and their legal representatives pro rata in accordance with their Units.

Reports to Members

In addition to the annual and semi-annual reports required by the 1940 Act, the Fund anticipates making available to Members via the SharesPost online platform unaudited quarterly financial information that will include the number of Units held by the Member, the net asset value per Unit and the aggregate net asset value of a Member’s Units, and certified audited annual financial statements and certain U.S. federal income tax information within 60 calendar days after the close of the period for which the report is being made, or as required by the 1940 Act. Any Member may request from the Investment Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

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Fiscal Year

For accounting purposes, the Fund’s Fiscal Year is the 12-month period ending June 30. The Fund’s tax year for U.S. federal income tax purposes also ends on each June 30.

A Fiscal Quarter of the Fund will be each three-month period ending on the last calendar day of June, September, December and March.

LIQUIDITY REQUIREMENTS

The Fund’s portfolio is not subject to any minimum liquidity requirement.

CODE OF ETHICS

The Fund and the Investment Adviser each has adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Fund and the Investment Adviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined on the Internet from the SEC’s website (http://www.sec.gov) and the Fund’s website (http://www.spinvestments.com). A copy of each code of ethics may be obtained by request to the Investment Adviser.

The Investment Adviser’s code of ethics allows personnel to invest in securities for their own account, but requires compliance with the code’s pre-clearance requirements and other restrictions. The code of ethics requires Investment Adviser personnel to obtain pre-clearance for the purchase of any security other than (i) direct obligations of the U.S. government; (ii) bankers’ acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments (defined as any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization), including repurchase agreements; (iii) shares issued by money market funds; (iv) shares issued by open-end funds registered under the 1940 Act; and (v) shares issued by unit investment trusts that are invested exclusively in one or more open-end funds.

PERFORMANCE INFORMATION

Advertisements and sales literature relating to the Fund as well as reports to Members may include quotations of investment performance. In these materials, the Fund’s performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which the investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods also may be used to portray the Fund’s investment performance.

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The Fund’s performance results will vary from time to time, and past results are not necessarily indicative of future investment results.

Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund’s investment performance to the performance of recognized market indices and indices, including but not limited to the Standard & Poor’s 500, the Russell 2000, or other lesser known indices. Comparisons also may be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

CALCULATION OF FEES

If, consistent with the provisions of the LLC Agreement of the Fund and the Fund’s then-current registration statement, the determination of net asset value is suspended or net asset value is otherwise not calculated on a particular day, then for purposes of calculating and accruing any fee payable by the Fund that is based on the Fund’s net asset value, such fee will be computed on the basis of the value of the Fund’s net assets as last calculated.

PROXY VOTING POLICIES AND PROCEDURES

The Fund intends to invest in securities issued by SPO100 Companies. As such, it is expected that proxies and consent requests received by the Investment Adviser will deal with matters related to the operative terms and business details of such SPO100 Companies.

To the extent that the Fund receives notices or proxies from SPO100 Companies (or to the extent the Fund receives proxy statements or similar notices in connection with any other portfolio securities), the Fund has delegated proxy voting responsibilities to the Investment Adviser. The Investment Adviser will vote proxies and respond to investor consent requests in the best interests of the Fund, as applicable, in accordance with the Investment Adviser’s Proxy Voting Policies and Procedures (the “Policies”).

The Policies provide the following general guidelines for determining the best interests of the Fund:

(i)	The Investment Adviser will generally vote in favor of normal corporate housekeeping proposals including, but not limited to, the following:

(A)	election of directors (where there are no related corporate governance issues);

(B)	selection or reappointment of auditors; or

(C)	increasing or reclassification of common stock.

(ii)	The Investment Adviser will generally vote against proposals that:

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(A)	make it more difficult to replace members of the issuer’s board of directors or board of managers; and

(B)	introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain clients of the Investment Adviser).

For proxies or consent requests addressing any other issues (which may include proposals related to fees paid to investment managers of underlying investment funds, redemption rights provided by underlying investment funds, investment objective modifications, etc.), the Investment Adviser shall determine (which may be based upon the advice of external lawyers or accountants) whether a proposal is in the best interest of the Fund. In doing so, the Investment Adviser will evaluate a number of factors which may include (but are not limited to): (i) the performance or financial condition of the SPO100 Company in question; and (ii) a comparison of the proposed changes in terms to customary terms in the industry.

The Fund will file a Form N-PX, with its complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year following the Initial Closing Date. Once filed, the Fund’s Forms N-PX are available: (i) without charge, upon request, by calling the Fund at (800) 279-7754; or (ii) by visiting the SEC’s website (http://www.sec.gov) or the Fund’s website (http://www.spinvestments.com).

PRIVACY STATEMENT

The Investment Adviser believes that protecting the privacy of investors’ nonpublic personal information (“personal information”) is of the utmost importance. Personal information is nonpublic information about Members that is personally identifiable and that the Investment Adviser obtains in connection with providing a financial product or service to investors. For example, personal information includes information regarding each Member’s account balance and investment activity. This notice describes the personal information that the Investment Adviser collects about investors, and Investment Adviser’s treatment of that information.

The Investment Adviser collects personal information about investors from the following sources:

(i)	Information it receives from investors in the investor certification; and

(ii)	Information about investors’ transactions with the Investment Adviser, the Fund, their affiliates or others (for example, account activity and balances).

The Investment Adviser does not disclose any personal information it collects, as described above, about its customers or former customers to anyone other than in connection with the administration, processing and servicing of customer accounts or to its accountants, attorneys and auditors, or otherwise as permitted by law.

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The Investment Adviser restricts access to personal information it collects about investors to its personnel who need to know that information in order to provide products or services to investors. The Investment Adviser maintains physical, electronic and procedural controls in keeping with U.S. federal standards to safeguard Members’ nonpublic personal information.

The Investment Adviser reserves the right to change this privacy notice, and to apply changes to information previously collected, as permitted by law. The Investment Adviser will inform investors of any changes as required by law.

Members with questions on this policy may contact the Investment Adviser at 650-492-6878.

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PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

25(1)	Financial Statements:

The Financial Highlights of the Registrant, dated as of                  , 2012, are included in the Prospectus.*

25(2)	Exhibits

	(a)(1)	Certificate of Formation, filed herewith.

	(a)(2)	Limited Liability Company Agreement.*

	(b)	Not Applicable.

	(c)	Not Applicable.

	(d)	Incorporated by reference to Exhibits (a)(2) and (b) above.

	(e)	Not Applicable.

	(f)	Form of Investment Advisory Agreement between the Registrant and SP Investments Management, LLC.*

	(g)(1)	Form of Placement Agent Agreement between the Registrant and SharesPost Financial Corporation.*

	(g)(2)	Form of Placement Agent Services Agreement between SP Investments Management, LLC and SharesPost Financial Corporation. *

	(h)	Not Applicable.

	(i)	Form of Custody Agreement between the Registrant and U.S. Bancorp Fund Services, LLC.*

	(j)(1)	Form of Fund Administration Agreement between the Registrant and U.S. Bancorp Fund Services, LLC.*

	(j)(2)	Form of Transfer Agent Agreement between the Registrant and U.S. Bancorp Fund Services, LLC.*

	(j)(3)	Form of Escrow Agreement between the Registrant and U.S. Bancorp Fund Services, LLC.*

	(k)	Opinion and Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.*

(l)	Not Applicable.

(m)	Consent of , independent registered public accounting firm for the Registrant.*

(n)	Not Applicable.

(o)	Certificate of Initial Member.*

(p)	Not applicable.

(q)(1)	Code of Ethics of the Fund.*

(q)(2)	Code of Ethics of the Investment Adviser.*

* To be filed by amendment.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

All Figures are estimates
Registration Fees		$68,200
Legal Fees and Expenses		$275,000
Marketing Fees*	$
Miscellaneous*	$
Total*	$

* To be completed by amendment

Item 28. Persons Controlled By or Under Common Control

Not Applicable.

Item 29. Number of Holders of Limited Liability Company Interests*

The following table sets forth the approximate number of record holders of the Registrant's limited liability company interests as of                  , 2012.

Title of Class	Number of Record Holders
Units of Limited Liability Company Interests

* To be completed by amendment.

Item 30. Indemnification*

*To be completed by amendment.

Item 31. Business and Other Connections of Investment Adviser

Information as to the directors and officers of the Registrant’s investment adviser, SP Investments Management, LLC (the “Investment Adviser”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Investment Adviser, and each director, executive officer, managing member or partner of the Investment Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-76627), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, SharesPost 100 Fund LLC, 1150 Bayhill Drive, San Bruno, California 94066;

(2)	the Transfer Agent, U.S. Bancorp Fund Services, LLC;

(3)	the Custodian, U.S. Bancorp Fund Services, LLC; and

(4)	the Investment Adviser, SP Investments Management, LLC, 1150 Bayhill Drive, San Bruno, California 94066.

Item 33. Management Services

Except as described under “The Investment Adviser” and “The Fund Administrator” in this Registration Statement, the Fund is not party to any management service related contract.

Item 34. Undertakings

(1)	Not applicable

(2)	Not applicable

(3)	Not applicable

(4)	The Registrant undertakes

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 Act (the “1933 Act”);

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to any plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Bruno, and State of California, on the 10th day of October, 2012.

SHARESPOST 100 FUND LLC
By:	/s/ Sven Weber
Name: Sven Weber
Title: President and Manager

The undersigned managers and officers of SharesPost 100 Fund LLC hereby constitute and appoint Sven Weber and Ryan Stroub and each of them with full power to act without the other and with full power of substitution and resubstitution, our true and lawful attorneys-in-fact with full power to execute in our name and behalf in the capacities indicated below this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments to this Registration Statement and to sign any and all additional registration statements relating to the same offering of securities as this Registration Statement that are filed pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and thereby ratify and confirm that all such attorneys-in-fact, or any of them, or their substitutes shall lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacity and on the date indicated.

/s/ Sven Weber	President and Manager	October 10, 2012
Name: Sven Weber

/s/ Ryan Stroub	Chief Financial Officer and	October 10, 2012
Name: Ryan Stroub	Chief Compliance Officer

/s/ Frank W. Haydu III	Independent Manager	October 10, 2012
Name: Frank W. Haydu III

/s/ Mark Radcliffe	Independent Manager	October 10, 2012
Name: Mark Radcliffe